SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. _____)

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DOR BioPharma, Inc.
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DOR BIOPHARMA, INC.
1691 Michigan Avenue, Suite 435
Miami, Florida 33139

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
December 29, 2005

To the Stockholders:

The annual meeting of stockholders of DOR BioPharma, Inc., will be held at the Community Room, Lobby, 350 East Las Olas Blvd., Ft. Lauderdale, FL 33301, on December 29, 2005, at 10:30 a.m., Eastern, for the following purposes, each as more fully described herein:

1.  To elect six directors to serve until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified;

2.  To consider and approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock            from 100,000,000 to 150,000,000;

3.  To consider and approve our 2005 Equity Incentive Plan (the "2005 Plan");

4.  To ratify the appointment of Sweeney, Gates & Co. as our independent auditors for the year ending December 31, 2005; and

5.  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on November 10, 2005 are entitled to notice of and to vote at the Annual Meeting. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of 10 days prior to the meeting, during regular business hours, at our corporate headquarters at the address set forth above.

Information concerning the matters to be acted upon at the Annual Meeting is included in the accompanying proxy statement. Whether or not you expect to attend the Annual Meeting, your vote is important. Please vote as soon as possible via either the Internet, telephone or mail.

By Order of the Board of Directors
Michael T. Sember, M.B.A.
President and Chief Executive Officer

Miami, Florida
December 12, 2005

DOR BioPharma, Inc.
1691 Michigan Avenue, Suite 435
Miami, FL 33139
Phone: (305) 534-3383

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

We are furnishing this Proxy Statement to stockholders of record as of the close of business on November 10, 2005 in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on December 29, 2005. This Proxy Statement and the accompanying form of proxy are being mailed to the stockholders on or about December 12, 2005. Our Annual Report on Form 10-KSB for the year ended December 31, 2004 (which does not form a part of the proxy solicitation materials) is being distributed concurrently herewith to stockholders.

VOTING SECURITIES; PROXIES; REQUIRED VOTE

Voting Securities

At the annual meeting, each holder of record of Common Stock at the close of business on November 10, 2005 will be entitled to one vote for each share of Common Stock owned on that date as to each matter presented at the Annual Meeting. On November 10, 2005, 50,612,504 shares of Common Stock were outstanding.

Proxies

You cannot vote your shares at the meeting unless you are present in person or represented by proxy. All properly executed and unrevoked proxies in the accompanying form that are received in time for the meeting will be voted at the meeting or any adjournment or postponement thereof in accordance with instructions thereon, or if no instructions are given, will be voted "FOR" the election of all of the named nominees as Directors, "FOR" the amendment to the Amended and Restated Certificate of Incorporation, "FOR" approval of the 2005 Plan, "FOR" the ratification of Sweeney, Gates & Co. as our independent auditors, and in accordance with the judgment of the persons appointed as proxies with respect to other matters which properly come before the Annual Meeting. You may revoke a proxy by written notice to us at any time prior to exercise of the proxy. In addition, although mere attendance at the Annual Meeting will not revoke a proxy, you may withdraw your proxy by voting in person.

Voting Your Proxy

Whether or not you plan to attend the Annual Meeting, you may vote your shares via Internet, telephone or mail as more fully described below:

•	By Internet: Go to www.voteproxy.com and follow the instructions. Have your proxy card available when you call.

•	By Telephone: Call 1-800-PROXIES (1-800-776-9437) and follow the voice prompts. Have your proxy card available when you call.

•	By Mail: If you have received a proxy card, mark your vote, sign your name exactly as it appears on your proxy card, date your card and return it in the envelope provided.

Required Vote

At the Annual Meeting, (1) a plurality of the votes cast in person or by proxy is required to elect Directors (meaning that the six nominees receiving the highest number of "FOR" votes will be elected; and (2) the affirmative vote of holders of at least a majority of the voting power of the outstanding shares of Common Stock represented in person or by proxy at the meeting is required to (a) approve the amendment to the Amended and Restated Certificate of Incorporation, (b) approve the 2005 Plan and (c) ratify the appointment of Sweeney, Gates & Co. as the independent auditors of our financial statements for the year ending December 31, 2005. Stockholders are not allowed to cumulate their votes in the election of directors. In voting on the election of directors, abstentions and broker non-votes (which occur when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner) will be disregarded and not treated as votes cast and, therefore, will not affect the outcome of the election. Abstentions will have the same effect as votes against the proposals to approve the amendment of the Amended and Restated Certificate of Incorporation, approve the 2005 Plan and ratify the appointment of Sweeney, Gates & Co., but broker non-votes will not be counted as votes against such proposals or as shares present or represented at the meeting.

Quorum

The required quorum for the transaction of business at the Annual Meeting will be a majority of the voting power of shares of Common Stock issued and outstanding on the record date. Abstentions and broker non-votes will be included in determining the presence of a quorum.

PROPOSAL 1
ELECTION OF DIRECTORS

Unless otherwise directed, the persons appointed in the accompanying form of proxy intend to vote at the Annual Meeting for the election of the six nominees named below as directors to serve until our next annual meeting of stockholders or until their successors have been duly elected and qualified. If any nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted in favor of such substitute nominee as the Board of Directors recommends or to allow the vacancy to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors does not currently anticipate that any nominee will be unable to be a candidate for election.

The Board of Directors currently has six members, all of whom are nominees for re-election. Each Director will serve until the next annual meeting of stockholders or until his successor has been duly elected and qualified, unless he dies, resigns or is removed from office prior to that time. Three of the six nominees were appointed to the Board of Directors since the last election of directors at our 2004 annual stockholders meeting: Alexander P. Haig was appointed on November 11, 2004, Michael T. Sember was appointed on December 10, 2004, and T. Jerome Madison was appointed on May 4, 2005.

Name	Age	Position	Director Since
Alexander P. Haig, J.D.	53	Chairman of the Board	2004
Steve H. Kanzer, C.P.A., J.D.	41	Vice Chairman of the Board	1996
James S. Kuo, M.D., M.B.A.	41	Director	2004
T. Jerome Madison, C.P.A., M.B.A.	65	Director	2005
Evan Myrianthopoulos	41	Director	2002
Michael T. Sember, M.B.A.	55	Director	2004

Alexander P. Haig, J.D., has been a director since 2004 and currently serves as our non-employee Chairman of the Board. Since 1988, Mr. Haig has served as the managing director of Worldwide Associates, Inc., a firm representing multi-national corporations and early stage development companies in marketing and business strategies. From 1992 to 1996, Mr. Haig also served as president of US-CIS Ventures, a privately held company active in transactions and projects in China and the former Soviet Union. From 1999 to 2002, Mr. Haig also served as Chairman and CEO of Sky Station International, Inc., a privately held telecommunications company. Mr. Haig has worked on a wide variety of projects for Worldwide Associates with particular emphasis on aerospace and pharmaceutical technologies and was active in providing strategic and financial advice to a broad range of companies from early stage through initial public offerings, including America Online, Inc. Previously a partner in a large private law firm, Mr. Haig concentrated on international trade and corporate matters. He received his undergraduate and law degrees from Georgetown University.

Steve H. Kanzer, C.P.A., J.D., has been a director since 1996 and currently serves as the non-executive Vice Chairman of the Board. Mr. Kanzer served as our Interim President from June 30, 2002 through January 4, 2003. Since December 2000, he has served as Chairman of Accredited Ventures Inc. and Accredited Equities Inc., respectively, a venture capital firm and NASD member investment bank specializing in the biotechnology industry. He also serves as President and/or a member of the board of directors of several private biopharmaceutical companies, including Pipex Therapeutics, Solovax, Inc., General Fiber, Inc., Effective Pharmaceuticals, Inc. and CD4 Biosciences, Inc.., each of which are involved in the licensing and development of clinical stage investigational new drugs and life science technologies. Since September 2004, he assumed the role as Chairman and Chief Executive Officer of Pipex Therapeutics, Inc., a biopharmaceutical company located in Ann Arbor, Michigan focusing on late stage products. From January 2001 until October 2003, Mr. Kanzer also served as President of Developmental Therapeutics, Inc. until its acquisition by Titan Pharmaceuticals, Inc. in October 2003. Prior to founding Accredited Ventures and Accredited Equities in December 2000, Mr. Kanzer was a co-founder of Paramount Capital, Inc. in 1992 and served as Senior Managing Director - Head of Venture Capital of Paramount Capital until December 2000. While at Paramount Capital, Mr. Kanzer was involved in the formation and financing of a number of biotechnology companies, including our company as well as a private biopharmaceutical company, Corporate Technology Development, Inc. ("CTD"). Mr. Kanzer was full-time Chief Executive Officer of CTD from March 1998 until December 2000 and part-time Chief Executive Officer from December 2000 until our company completed its acquisition of CTD in November 2001. From 1995 until June 1999, Mr. Kanzer was a founder and Chairman of Discovery Laboratories, Inc., a public biotechnology company. From 1997 until 2000, he was President of PolaRx Biopharmaceuticals, Inc. a biopharmaceutical company that licensed and developed TRISENOX®, a leukemia drug currently marketed by Cephalon, Inc.. Prior to joining Paramount Capital in 1992, Mr. Kanzer was an attorney at the law firm of Skadden, Arps, Slate, Meagher & Flom in New York. Mr. Kanzer received his J.D. from New York University School of Law and a B.B.A. in accounting from Baruch College.

James S. Kuo, M.D., M.B.A., has been a director since 2004. Since January 2003, Dr. Kuo was a founder, and currently serves as Chairman and Chief Executive Officer of BioMicro Systems, a private nanotechnology company.  Formerly, Dr. Kuo was co-founder, President and Chief Executive Officer of Discovery Laboratories, Inc. from January 2002 to December 2002, where he raised over $22 million in initial private funding and successfully took the company public. Prior to that, he served as Vice President Business Development, from 2001 to 2002, of Metabasis, Inc. From 2000 to 2001, Dr. Kuo served as Vice President Worldwide Business Development of Genset Corporation. He has held senior business development positions at Pfizer, and Myriad Genetics. Dr. Kuo has also been Managing Director of Venture Analysis at HealthCare Ventures and Vice President at Paramount Capital Investments.  Dr. Kuo is also a founder and former director of ArgiNOx, a private cardiovascular drug development company.  Dr. Kuo simultaneously received his M.D. from the University of Pennsylvania School of Medicine and his M.B.A. from the Wharton School of Business.

T. Jerome Madison, C.P.A., M.B.A., has been a director since May 2005 and is currently a General Partner at Founders Court, a company specializing in management buyouts of companies with significant growth potential. From 1982 to 1986, he was a co-founder and Chief Financial Officer of Cytogen, a cancer biotechnology company. From 1977 to 1982, he was with Rhone Poulenc Rorer (n/k/a Sanofi-Aventis), a major international pharmaceutical company, where he held the position of Corporate Controller and Chief Accounting Officer. Prior to that, Mr. Madison held financial positions at Abbott Laboratories and KPMG. Prior to joining KPMG, Mr. Madison served in the U.S. Navy as a Naval Flight Officer. Mr. Madison is a Certified Public Accountant and received his B.S. from Wharton School of the University of Pennsylvania and his M.B.A. from Monmouth University.

Evan Myrianthopoulos, has been a director since 2002 and is currently the Chief Financial Officer after joining the Company in November of 2004 as President and Acting Chief Executive Officer. Formerly he was President and founder of CVL Advisors, Group, Inc., from November 2001 to November 2004, a financial consulting firm specializing in the biotechnology sector. Prior to founding CVL Advisors Group, Inc., Mr. Myrianthopoulos was a co-founder of Discovery Laboratories, Inc., from June 1996 to November 2001, a public specialty pharmaceutical company developing respiratory therapies. While at Discovery, Mr. Myrianthopoulos held the positions of Chief Financial Officer and Vice President of Finance, where he was responsible for raising approximately $55 million in four private placements. He also negotiated and managed Discovery's merger with Ansan Pharmaceuticals and Acute Therapeutics. Prior to co-founding Discovery, Mr. Myrianthopoulos was a Technology Associate at Paramount Capital Investments, L.L.C., a New York City based biotechnology venture capital and investment banking firm. Prior to joining Paramount Capital, Mr. Myrianthopoulos was a managing partner of S + M Capital Management, a hedge fund which specialized in syndicated stock offerings and also engaging in arbitrage of municipal and mortgage bonds. Prior to that, Mr. Myrianthopoulos held senior positions in the treasury department at the National Australia Bank where he was employed as a spot and derivatives currency trader. Mr. Myrianthopoulos holds a B.S. in Economics and Psychology from Emory University.

Michael T. Sember, M.B.A., became the Company's Chief Executive Officer, President and Director in December 2004. Mr. Sember brings 30 years of broad experience working with both public and private pharmaceutical and biotech companies in the U.S. and Europe. Mr. Sember has an extensive business development, operating and financial background which includes involvement with nearly 100 licensing transactions and several corporate acquisitions. Formerly he was Managing Director of EGB Advisors, LLC from December 2003 to December 2004, a business consulting firm and biotech incubator. Prior to joining EGB Advisors, LLC he was President and Chief Operating Officer of Women First Healthcare, from September 2003 to December 2003, a specialty pharmaceutical company. Prior to joining Women First Healthcare, he was President and Chief Operating Officer of Deltagen, Inc., from April 2002 to December 2002, a genomics company. Both Women's First Healthcare and Deltagen filed bankruptcy petitions subsequent to Mr. Sember's tenure at each company. Mr. Sember was not a member of the executive management or an employee of either company during the period leading up to their engagement of him to assist in their efforts to accomplish a restructuring of their business. Prior to joining Deltagen, Inc. he was Executive Vice President of Business Development with Élan Corporation, from September 1991 to March 2002. At Élan he was responsible for building a strategic alliance portfolio, which included over 30 products in clinical development across several therapeutic areas including neurology, oncology, and pain management. During this period he generated approximately $900 million in licensing revenue during the development of the alliance portfolio. While at Élan he was also responsible for managing an investment portfolio valued at approximately $1.25 billion. In addition to this experience Mr. Sember has served on the Boards of eight public and private biotech companies and on the Advisory Boards of several venture capital firms, and currently serves on the board of Directors of Iomed Inc., a publicly traded company. Mr. Sember received a bachelor's degree from the University of Pittsburgh and a Master of Business Administration degree from Rockhurst University.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote "FOR" the election of all of the nominees listed above.

Section 16(a) Beneficial Ownership Reporting Compliance

We are required to identify each person who was an officer, director or beneficial owner of more than 10% of our registered equity securities during our most recent fiscal year and who failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act").

To our knowledge, based solely on our review of the copies of such reports received by us, and representations from certain reporting persons, we believe that, during the year ended December 31, 2004, our directors, executive officers and significant stockholders have timely filed the appropriate form under Section 16(a) of the Exchange Act, except Form 4's for Evan Myrianthopoulos (two filings); Peter Salomon (two filings); Larry Kessel (two filings); and Arthur Kornbluth (one filing), all of which have been subsequently made.

Corporate Governance

Pursuant to the Company's Amended and Restated Certificate of Incorporation and By-laws, the Company's business and affairs are managed under the direction of the Board of Directors. Members of the Board of Directors are kept informed of the Company's business through discussions with senior management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

The Board of Directors has determined that all of the directors, other than Messrs. Sember, Myrianthopoulos and Haig, are "independent" as such term is defined by the applicable listing standards of the American Stock Exchange. The Board of Directors based this determination primarily on a review of the responses of the directors to questions regarding their employment, affiliations and family and other relationships.

The Board of Directors held ten meetings in 2004, and each director who served as a director during 2004, except Mr. Sedlack, attended more than 75% of the meetings of the Board of Directors and each of the committees on which he served.

The Company typically schedules a meeting of the Board of Directors in conjunction with its Annual Meeting and expects that all directors will attend, absent a valid reason, such as a scheduled conflict. Last year, all of the individuals then serving as directors attended the Annual Meeting in person or telephonically.

The Board of Directors has the following three committees: (1) Compensation, (2) Audit and (3) Nominating. The Board of Directors has adopted a written charter for each of these committees. Such charters are attached as Appendices A, B and C, respectively, and are posted on the Company's website: http://www.dorbiopharma.com under the caption "Investors."

The Board of Directors has also adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers (including the Chief Executive Officer and the Chief Financial Officer) and employees. Our Code of Business Conduct and Ethics is posted under the caption "Investors" on the Company's website: http://www.dorbiopharma.com. If, in the future, the Board of Directors amends the Code of Business Conduct and Ethics or grants a waiver to our Chief Executive Officer, Chief Financial Officer or any future principal accounting officer with respect to the Code of Business Conduct and Ethics, the Company will post the amendment or a description of the waiver on the Company's website.

Compensation Committee

The Board of Directors has a Compensation Committee, which is comprised of Dr. Kuo and Mr. Madison. The Compensation Committee is responsible for reviewing and approving the executive compensation program for the Company, assessing executive performance, making grants of salary and annual incentive compensation and approving certain employment agreements. The Board of Directors has determined that all members of the Compensation Committee are "independent" directors, as such term is defined by Section 121(A) of the American Stock Exchange listing standards. The Compensation Committee met one time during the fiscal year ended December 31, 2004.

Nominating Committee

The Board of Directors has a Nominating Committee, which is comprised of Dr. Kuo and Mr. Madison. The Nominating Committee makes recommendations to the Board of Directors regarding the size and composition of the Board of Directors, establishes procedures for the nomination process, recommends candidates for election to the Board of Directors and nominates officers for election by the Board of Directors. The Board of Directors has determined that all members of the Nominating Committee are "independent" directors, as such term is defined by Section 121(A) of the American Stock Exchange listing standards.  The Nominating Committee did not meet during the fiscal year ended December 31, 2004.

In considering candidates for the Board of Directors, the Nominating Committee considers the entirety of each candidate's credentials and does not have any specific minimum qualifications that must be met by a nominee. However, the Nominating Committee does believe that all members of the Board of Directors should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters, and no conflict of interest that would interfere with performance as a director. In the case of current Directors being considered for nomination, the Nominating Committee also takes into account the director's history of attendance at meetings of the Board of Directors or its committees, the Director's tenure as a member of the Board of Directors, and the Director's preparation for and participation in such meetings.

Stockholders who wish to suggest qualified candidates should write to the Office of the Secretary, DOR BioPharma, Inc., 1691 Michigan Avenue, Suite 435, Miami, Florida 33139, specifying the name of the candidates and stating in detail the qualifications of such persons for consideration by the Nominating Committee. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation. Stockholders who wish to nominate a director for election at an annual meeting of the stockholders of the Company must otherwise comply with our by-laws regarding stockholder proposals and nominations. See "Deadline for Stockholder Proposals" contained herein.

Audit Committee

The Board of Directors has an Audit Committee, which is comprised of Dr. Kuo and Mr. Madison. The Audit Committee assists the Board of Directors in monitoring the financial reporting process, the internal control structure and the independence and performance of the internal audit department and the independent public accountants. Its primary duties are to serve as an independent and objective party to monitor the Company's financial process and internal control system, to review and appraise the audit effort of the Company's independent accountants and to provide an open avenue of communication among the independent accountants, financial and senior management of the Company and the Board of Directors. During the year, the Board of Directors examined the composition of the Audit Committee in light of the applicable listing standards of the American Stock Exchange and the regulations under the Exchange Act applicable to audit committees. Based upon this examination, the Board of Directors has determined that all members of the Audit Committee are "independent" directors within the meaning of such listing standards and the Exchange Act and the rules and regulations thereunder. The Board of Directors has determined that Dr. Kuo and Mr. Madison each qualify as an "audit committee financial expert" as that term is defined in the applicable regulations of the Exchange Act and the regulations thereunder. The Audit Committee met four times during the fiscal year ended December 31, 2004.

Report of the Audit Committee of the Board of Directors

The Audit Committee submits the following report for the year ended December 31, 2004:

The Audit Committee has reviewed and discussed with both management and the outside auditors the audited consolidated financial statements as of and for the year ended December 31, 2004. The Audit Committee's review included discussion with the outside auditors of matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the independent auditors matters relating to the auditors' independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the SEC.

Submitted by the Audit Committee*,

James S. Kuo, M.D., M.B.A.
___________________________
*Mr. Madison currently serves on the Audit Committee but was not a member of the Audit Committee at the time these matters were considered.

Communications with the Board of Directors

Stockholders or other interested parties may communicate with the Board of Directors by sending a letter to DOR BioPharma, Inc. Board of Directors, c/o The Office of the Secretary, DOR BioPharma, Inc, 1691 Michigan Avenue, Suite 435, Miami, Florida 33139. The Office of the Secretary will receive the correspondence and forward it to the Director(s) to whom the communication is addressed.

Executive Compensation

The following table contains information concerning the compensation paid during our fiscal years ended December 31, 2002, 2003 and 2004, to the persons who served as our Chief Executive Officers, and each of the four other most highly compensated executive officers during 2004 (collectively, the "Named Executive Officers").

Summary Compensation Table

Name	Position	Years	Annual Salary	Annual Bonus	Long term Compensation Awards Securities Underlying Options
Michael Sember (1)	CEO	2004	$20,000	-	2,000,000
Evan Myrianthopoulos (2)	CFO	2004	$25,694	-	650,000
Gregory Davenport, Ph.D. (3)	President	2004	$124,375	$25,000	600,000
	BioDefense	2003	$9,583	-	-
Robert Brey, Ph.D. (4)	CSO	2004	$155,000	-	-
		2003	$164,637	-	-
		2002	$254,000	-	-
James Clavijo (5)	Controller	2004	$27,500	-	100,000
Geoff Green (6)	Acting	2004	$124,490	$26,667	700,000
	CEO	2003	$55,464	-	-
Ralph Ellison (7)	CEO	2004	$323,076	$108,333	2,000,000
		2003	$200,000	-	-

(1) Mr. Sember joined in December 2004.

(2) Mr. Myrianthopoulos joined in November 2004 as President and Acting Chief Executive Officer and then in December 2004 he accepted the position of Chief Financial Officer.

(3) Dr. Davenport joined in December 2003.

(4) Dr. Brey joined in December 1996.

(5) Mr. Clavijo joined in October 2004.

(6) Mr. Green joined in July 2003 as Vice President, Clinical Operations and then in July 2004 accepted the position of President and Acting Chief Executive Officer. Mr. Green resigned in November 2004.

(7) Dr. Ellison joined in March 2003 and resigned in July 2004.

The following table contains information concerning options granted to the Named Executive Officers during the fiscal year ended December 31, 2004. We have never issued Stock Appreciation Rights.

Option Grants in Last Fiscal Year

Named Executive Officer	Number of Securities Underlying Options Granted (1)	Percentage of Total Options Granted to Employees in Fiscal Year (2)	Exercise Price ($/share)(3)	Expiration Date
Michael Sember (4)	2,000,000	44%	$0.46	12/7/2014
Evan Myrianthopoulos (5)	650,000	14%	$0.47-$0.49	12/9/2014 & 11/10/2014
James Clavijo (6)	100,000	2%	$0.47	10/22/2014
Gregory Davenport (7)	100,000	2%	$0.55	9/29/2014

(1) Dr. Brey, Dr. Ellison and Mr. Green did not receive any options during fiscal year 2004.

(2) Based on options to purchase an aggregate of 4,500,000 shares of our common stock granted to employees and non-employee board members in the fiscal year ended December 31, 2004, including all options granted to the Named Executive Officers in all capacities in the fiscal year ended December 31, 2004.

(3) The exercise price of each grant is equal to the fair market value of the company's common stock on the date of the grant.

(4) Mr. Sember's options vested 680,000 on date of grant, December 7, 2004, with the balance vesting every three months from grant date, at a rate of 110,000 options per three month period.

(5) Mr. Myrianthopoulos has 500,000 options that will vest quarterly on each three month anniversary of December 9, 2004 at 41,667 per period and he has 150,000 options which vested immediately on November 10, 2004. The exercise price on these options was $ 0.49 and $0.47, respectively.

(6) Mr. Clavijo's options will vest 33,333 after one year of service, 33,333 after second year of service and 33,334 after the third year of service.

(7) Dr. Davenport's options will vest immediately upon meeting milestones.

Fiscal Year-End Option Table

The following table provides information on the total number of exercisable and unexercisable stock options held at December 31, 2004 by the Named Executive Officers. None of the Named Executive Officers exercised any options during fiscal year 2004.

Fiscal Year-End Option Values

	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End(1) ($)
Named Executive Officer	Exercisable	Unexercisable	Exercisable	Unexercisable
Michael Sember	680,000	1,320,000	122,400	237,600
Evan Myrianthopoulos	150,000	500,000	72,000	75,000
James Clavijo	-	100,000	-	45,000
Gregory Davenport	250,000	350,000	9,000	-
Robert Brey	115,000	-	-	-
Ralph Ellison	2,000,000	-	-	-
Geoff Green	200,000	-	-	-

(1) Based on the difference between the option's exercise price and a closing price of $0.64 for the underlying common stock on December 31, 2004 as reported by the American Stock Exchange. Options with an exercise price greater than $0.64 were assigned no value.

Employment and Severance Agreements

During February 2005, we entered into a three year employment agreement with James Clavijo. Pursuant to this employment agreement we agreed to pay Mr. Clavijo a base salary of $125,000 per year. After one year of service Mr. Clavijo would be entitled to a minimum annual bonus of $25,000. We agreed to issue him options to purchase 150,000 shares of our common stock, with one third immediately vesting and the remainder vesting over three years. This option grant is subject to stockholder approval of the 2005 Plan. Upon termination without "just cause" as defined by this agreement, we would pay Mr. Clavijo three months severance subject to setoff, as well as any unpaid bonuses and accrued vacation. No unvested options shall vest beyond the termination date. Mr. Clavijo also received 100,000 options, vesting over three years when he was hired in October 2004, as Controller, Treasurer and Corporate Secretary.

During December 2004, we entered into a three year employment agreement with Evan Myrianthopoulos. Pursuant to this employment agreement we agreed to pay Mr. Myrianthopoulos a base salary of $185,000 per year. After one year of service Mr. Myrianthopoulos would be entitled to a minimum annual bonus of $50,000. We agreed to issue him options to purchase 500,000 shares of our common stock, with the options vesting over three years. This option grant is subject to stockholder approval of the 2005 Plan. Upon termination without "just cause" as defined by this agreement, we would pay Mr. Myrianthopoulos six months severance subject to setoff, as well as any unpaid bonuses and accrued vacation. No unvested options shall vest beyond the termination date. Mr. Myrianthopoulos also received 150,000 options, vested immediately when he was hired in November 2004, as President and Acting Chief Executive Officer.

During December 2004, we entered into a three year employment agreement with Michael T. Sember, M.B.A. Pursuant to this employment agreement we agreed to pay Mr. Sember a base salary of $300,000 per year. After one year of service Mr. Sember would be entitled to a minimum annual bonus of $100,000. We agreed to issue him options to purchase 2,000,000 shares of our common stock, with one third immediately vesting and the remainder vesting over three years. This option grant is subject to stockholder approval of the 2005 Plan. Upon termination without "just cause" as defined by this agreement, we would pay Mr. Sember six months severance, as well as any unpaid bonuses and accrued vacation. No unvested options shall vest beyond the termination date.

During September 2004, we entered into a one year employment agreement with Gregory Davenport, Ph.D. Pursuant to this employment agreement we agreed to pay Dr. Davenport a base salary of $140,000 per year. After one year of service Dr. Davenport would be entitled to a minimum annual bonus of 20% of his annual salary. We agreed to issue him options to purchase 600,000 shares of our common stock, with options vesting based on milestones. Upon termination without "just cause" as defined by this agreement, we would pay Dr. Davenport three months severance, as well as any unpaid bonuses and accrued vacation. All options would become fully vested and he would have 90 days to exercise those options.

During July 2003, we entered into a three year employment agreement with Geoff Green. Pursuant to this employment agreement we agreed to pay Mr. Green a base salary of $100,000 per year. After one year of service he would be entitled to an annual bonus of $20,000. We agreed to issue him options to purchase 300,000 shares of our common stock, with one third immediately vesting and the remainder vesting over two years. Upon termination without "just cause" as defined by this agreement, we would pay Mr. Green three months severance, as well as any unpaid bonuses and accrued vacation. No unvested options shall vest beyond the termination date. In November 2003, Mr. Green also received options to purchase 400,000 shares of our common stock, with vesting based on milestones. In July 2004, Mr. Green accepted the position of President and Acting Chief Executive Officer and received an increase in salary to $145,000. On November 9, 2004, Mr. Green resigned from the Company and all of his unvested options terminated.

During March 2003, we entered into a three year employment agreement with Ralph M. Ellison M.D., M.B.A. Pursuant to this employment agreement we agreed to pay Dr. Ellison a base salary of $200,000 per year. Upon the completion of the equity financing, Dr. Ellison received an increase in base salary to $300,000 per year, as well as a bonus on his anniversary of 30% of his yearly salary. We agreed to issue him options to purchase 2,000,000 shares of our common stock, with one third immediately vesting and the remainder vesting over two years. Upon termination without "just cause" as defined by this agreement, we would pay Dr. Ellison six months severance, as well as any unpaid bonuses and all of his options would immediately become vested in full. On July 9, 2004, Dr. Ellison resigned from the Company and entered into a separation agreement and general release in which we agreed to pay Dr. Ellison six months' severance and provide him with the right to exercise his 2,000,000 vested options received pursuant to his employment agreement for a period of one year from his resignation date. These options expired on July 2005 without being exercised.

Director Compensation

Directors who are compensated as full-time employees receive no additional compensation for service on our Board of Directors or its committees. Each director who is not a full-time employee is paid $2,000 for each board or committee meeting attended ($1,000 if such meeting was attended telephonically).

We maintain a stock option grant program pursuant to the nonqualified stock option plan, whereby members of the our Board of Directors who are not full-time employees receive an initial grant of fully vested options to purchase 50,000 shares of common stock, and subsequent annual grants of fully vested options to purchase 50,000 shares of common stock after re-election to our Board of Directors.

On November 10, 2004, we entered into a letter agreement with Alexander P. Haig, to serve as the Chairman of the Board of Directors. We agreed to issue to him options to purchase 1,000,000 shares of our common stock, with 500,000 vesting immediately and 500,000 vesting in one year. In addition, on November 10, 2004, we entered into a one year consulting agreement with Worldwide Associates, Inc., for a fee of $16,500 per month. Mr. Haig is the managing director of Worldwide Associates, Inc. and ret. General Alexander M. Haig, Jr. is its President.

On December 23, 2002, we entered into a letter agreement with ret. General Alexander M. Haig, Jr. to serve as the Chairman of the Board of Directors. We agreed to pay General Haig a retainer of $50,000 per year, and issued to him options to purchase 2,000,000 shares of our common stock. On November 10, 2004, following his resignation from the Board of Directors, the retainer portion of this agreement was terminated and General Haig was given three years in which to exercise his options.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

The Compensation Committee of the Board of Directors is comprised of independent directors. The Compensation Committee provides overall guidance on the Company's compensation and benefits policy. In addition, the Compensation Committee approves and monitors the Company's:

•	executive compensation and benefits programs;
•	executive employment agreements; and
•	1995 Amended and Restated Omnibus Incentive Plan.

The primary objectives of the Compensation Committee are to ensure that the Company's executive compensation and benefits programs:

•	are competitive with other growing companies of similar size and business;
•	are effective in driving performance to achieve financial goals and create stockholder value;
•	are cost-efficient and fair to employees, management and stockholders; and
•	are designed to attract, motivate, reward, and retain the competent and talented executives the Company needs.

To achieve these objectives, the Compensation Committee meets at least once and usually several times during each fiscal year to review the Company's existing compensation and benefits programs and to consider modifications that seek to provide a direct relationship between executive compensation and sustained corporate performance.

The Compensation Committee makes executive compensation decisions on the basis of total remuneration and seeks to create an integrated total remuneration program structured to balance short and long term financial goals. A significant amount of total compensation is comprised of bonus provisions which are specified in their contracts and which are intended to align executive interest with stockholder interest.

The Compensation Committee recommends to the Board of Directors a salary within a designated band for the respective executives which is based on merit, performance and length of service. Bonus provisions for all executives are based on increase (if any) of net incremental profit over prior year highest net profit.

Non-executive employees were granted stock options under the 1995 Amended and Restated Omnibus Incentive Plan, approved by the stockholders, also in order to motivate, reward, and retain them while meeting the goals of the Company and allowing them to share in the growth of the Company.

In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limit does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the Treasury regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is the Compensation Committee's present intention that, as long as it is consistent with its overall compensation objectives, substantially all federal income tax deductions attributable to executive compensation should not be subject to the deduction limitation of Section 162(m) of the Code.

Submitted by the Compensation Committee*,

James S. Kuo, M.D., M.B.A.
___________________________
*Mr. Madison currently serves on the Compensation Committee but was not a member of the Compensation Committee at the time these matters were considered.

Stock Performance Graph

The following graph compares the changes over the last five years in the value of $100 invested in (i) the Company's Common Stock, (ii) the Standard & Poor's 500 Stock Index ("S&P 500 Index") and (iii) the American Stock Exchange Biotech Stocks indices. The year end values of each investment are based on share price appreciation and the reinvestment of all dividends.

Historical stock price performance shown on the performance graph is not necessarily indicative of future stock price performance.

Year	DOR BioPharma, Inc.	S&P 500 Index	Peer Group Index: BTK Index - BioTech on Amex
2000	100.00	100.00	100.00
2001	103.00	86.96	91.53
2002	47.00	66.64	53.32
2003	78.00	84.22	77.26
2004	64.00	91.79	85.80

RELATED PARTY TRANSACTIONS

In September 2003, we completed a private placement of our common stock at $0.79 per share realizing gross proceeds of $5,410,348. In addition to common stock, for each share purchased investors received a warrant to purchase an additional share of common stock exercisable at $0.8756 per share until the earlier of an average closing price of our common stock of $1.68 per share or September 15, 2008. Purchasers in this private placement, on the same terms and conditions as the other subscribers, included Steve H. Kanzer, a member of our Board of Directors, who purchased for $100,000, 125,628 shares of common stock and warrants exercisable at $0.79 per share to purchase an additional 125,628 shares. Accredited Equities, Inc., a broker-dealer owned solely by Mr. Kanzer received cash compensation of approximately $38,000, and warrants exercisable for five years at $0.8756 per share to purchase 150,752 shares of common stock were issued to an employee of Accredited Equities, Inc. (other than Mr. Kanzer) in consideration for placement services rendered as a selected dealer to the placement agent of this private placement.

In connection with our 2003 private placement, Evan Myrianthopoulos, one of our Directors acted as a selected dealer to introduce certain investors to our company. Mr. Myrianthopoulos received cash compensation of approximately $62,000 and 256,314 warrants to purchase shares of common stock exercisable for five years at $0.8756 per share.

In connection with our 2003 private placement, Paramount Capital, Inc., an investment bank associated with a stockholder owning over 5% of our common stock, acted as our placement agent and was paid cash compensation of approximately $380,000, was issued warrants to purchase 822,907 shares of our common stock exercisable for five years at $0.8756 per share and received an extension for an additional five years on pre-existing warrants to purchase 2,108,708 shares of common stock at $1.82 per share.

In March 2003, we issued 150,000 options each to Peter Salomon and Larry Kessel, members of our Board of Directors, as a finder's fee in connection with the hiring of Ralph Ellison, M.D. as our CEO and President.

In January 2003, in connection with our execution of definitive license agreements for our ricin and botulinum toxin vaccines, we issued to Accredited Ventures, Inc., a company solely owned by Mr. Kanzer, a member of our board of directors, 150,000 options to purchase our common stock exercisable at $0.58 per share and 150,000 options to purchase our common stock exercisable at $1.28 per share. Mr. Kanzer has requested that half of these options be redirected to an employee of Accredited Ventures, Inc.

See also the description of our consulting agreement with Worldwide Associates, Inc. set forth under "Director Compensation." Mr. Haig is the managing director and ret. General Alexander M. Haig, Jr. is the President of Worldwide Associates, Inc.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The table below provides information regarding the beneficial ownership of the Common Stock as of October 31, 2005. The table reflects ownership by: (1) each person or entity who owns beneficially 5% or more of the shares of our outstanding common stock, (2) each of our directors, (3) each of the Named Executive Officers, and (4) our directors and officers as a group. Except as otherwise indicated, and subject to applicable community property laws, we believe the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them. Except as otherwise indicated, each stockholder's percentage ownership of our common stock in the following table is based on 50,612,504 shares of common stock outstanding.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Class
Silverback Asset Management, LLC (1)	3,885,000	7.43%
SF Capital Partners (2)	3,817,046	7.16%
Alexander P. Haig (3)	1,000,000	1.94%
Steve H. Kanzer (4)	2,085,635	4.02%
James S. Kuo (5)	105,000	*
T. Jerome Madison (6)	50,000	*
Evan Myrianthopoulos (7)	753,010	1.47%
Michael T. Sember (8)	1,120,000	2.16%
James Clavijo (9)	108,332	*
Greg Davenport (10)	250,000	*
Robert Brey (11)	115,000	*
Ralph Ellison (12)	-	-
Geoff Green (13)	-	-
All directors and executive officers as a group (7 persons)	4,413,644	8.56%

* Indicates less than 1%.

(1) Includes 1,665,000 shares of common stock issuable upon exercise of warrants until August 2010. Reference to this was as reported on Schedule 13G filed with the SEC on March 21, 2005. According to this Schedule 13G, Elliot Bossen may be deemed to be a beneficial owner of all of these shares as a result of acting as the sole managing member of Silverback, and Silverback Master Ltd. may be deemed the beneficial owner of 3,108,000 of these shares. The address for Silverback is 1414 Raleigh Road, Suite 250, Chapel Hill, NC 27517.

(2) Includes 1,139,387 shares of common stock beneficially owned by SF Capital Partners Ltd, 1,012,659 shares of common stock issuable upon exercise of warrants within 60 days and 1,665,000 shares of common stock issuable upon exercise of warrants until August 2010. Reference to this was as reported on Schedule 13G filed with the SEC on February 15, 2005. According to this Schedule 13G, Michael A. Roth and Brian J. Stark may be deemed to be beneficial owners of these shares as a result of their acting as managing members of Stark Offshore Management, LLC, which acts as investment manager and has sole power to direct the management of SF Capital. The address for SF Capital Partners Ltd. is 3600 South Lake Drive St. Francis, WI 53235.

(3) Consists of 1,000,000 options to purchase common stock within 60 days of October 31, 2005. The address of Mr. Haig is c/o DOR BioPharma, 1691 Michigan Ave, Suite 435, Miami Beach, FL 33139.

(4) Includes 819,437 shares of common stock owned by Mr. Kanzer, 349,398 warrants to purchase shares of common stock and 916,800 options to purchase common stock within 60 days of October 31, 2005. The address of Mr. Kanzer is c/o DOR BioPharma, 1691 Michigan Ave, Suite 435, Miami Beach, FL 33139.

(5) Includes 100,000 options to purchase common stock and 5,000 warrants to purchase shares of common stock within 60 days of October 31, 2005. The address of Dr. Kuo is c/o DOR BioPharma, 1691 Michigan Ave, Suite 435, Miami Beach, FL 33139.

(6) Includes 50,000 options to purchase common stock within 60 days of October 31, 2005. The address of Mr. Madison is c/o DOR BioPharma, 1691 Michigan Ave, Suite 435, Miami Beach, FL 33139.

(7) Includes 566,668 options to purchase common stock and 186,342 warrants to purchase common stock within 60 days of October 31, 2005. The address of Mr. Myrianthopoulos is c/o DOR BioPharma, 1691 Michigan Ave, Suite 435, Miami Beach, FL 33139.

(8) Includes 900,000 options to purchase common stock within 60 days of October 31, 2005. The address of Mr. Sember is c/o DOR BioPharma, 1691 Michigan Ave, Suite 435, Miami Beach, FL 33139.

(9) Includes 108,332 options to purchase common stock within 60 days of October 31, 2005. The address of Mr. Clavijo is c/o DOR BioPharma, 1691 Michigan Ave, Suite 435, Miami Beach, FL 33139.

(10) Includes 250,000 options to purchase common stock within 60 days of October 31, 2005. The address of Dr. Davenport is c/o DOR BioPharma, 1691 Michigan Ave, Suite 435, Miami Beach, FL 33139.

(11) Includes 115,000 options to purchase common stock within 60 days of October 31, 2005. The address of Dr. Brey is c/o DOR BioPharma, 1691 Michigan Ave, Suite 435, Miami Beach, FL 33139.

(12) The address of Dr. Ellison is c/o DOR BioPharma, 1691 Michigan Ave, Suite 435, Miami Beach, FL 33139.

(13) The address of Mr. Green is c/o DOR BioPharma, 1691 Michigan Ave, Suite 435, Miami Beach, FL 33139.

Equity Compensation Plan Information

In December, 2005 our Board of Directors approved the 2005 Plan, which is subject to stockholder approval. Because options have been approved by the Board of Directors based upon that 2005 Plan, but not issued, those options are included in the category, "Equity Compensation Plans Not Approved by Security Holders."

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-Average Exercise Price Outstanding options, warrants and rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders (1)	10,000,000	$ 0.66	-
Equity compensation plans not approved by security holders (2)	1,764,339	$ 0.47	-
TOTAL	11,764,339	$ 0.64	-

(1) Includes our 1995 Amended and Restated Omnibus Incentive Plan.

(2) For further information regarding the 2005 Plan, see "Proposal 3. Approval of the 2005 Equity Incentive Plan."

PROPOSAL 2
AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES

General

Our Amended and Restated Certificate of Incorporation currently provides for 100,000,000 shares of authorized Common Stock. In December, 2005, our Board of Directors adopted a resolution to amend the Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock to 150,000,000, subject to stockholder approval of the amendment. No changes will be made to the number of authorized shares of our preferred stock.

The proposed amendment to the Amended and Restated Certificate of Incorporation will be effected by amending the first two introductory paragraphs of Article FOURTH thereof to read in full as follows:

"The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is one hundred fifty five million (155,000,000) shares, of which one hundred fifty million (150,000,000) shares, of par value of $.001 per share, shall be of a class designated "Common Stock," four million six hundred thousand (4,600,000) shares, of a par value of $.001 per share, shall be of a class designated "Preferred Stock," two hundred thousand (200,000) shares, of a par value of $.05 per share, shall be of a class designated "Series B Convertible Preferred Stock," and two hundred thousand (200,000) shares, of a par value of $.05 per share, shall be of a class designated "Series C Convertible Preferred Stock."

The designations, powers, preferences, privileges, and relative, participating, option, or other special rights and qualifications, limitations, or restrictions of the above classes of capital stock shall be as follows:"

Purpose of Charter Amendment

As of November 10, 2005, we had 50,612,504 shares of Common Stock outstanding. In addition, as of such date, 22,162,118 shares were reserved for issuance upon exercise of outstanding warrants and 10,264,339 shares were reserved for issuance upon exercise of presently outstanding options under the 1995 Amended and Restated Omnibus Incentive Plan and options granted under the 2005 Plan pending stockholder approval. Based upon the foregoing number of outstanding and reserved shares of Common Stock, we have 16,961,039 shares remaining available for other purposes. We also have 7,000,000 shares available for future option grants under the 2005 Plan pending stockholder approval and 2,735,661 shares available for future option grants under the 1995 Amended and Restated Omnibus Incentive Plan.

The proposed increase in the number of shares available for issuance under the Certificate is intended to provide the Board of Directors with authority, without further action of the stockholders, to issue the additional shares of Common Stock, from time to time in such amounts as the Board of Directors deems necessary. Without limitation of the foregoing, the additional shares may be issued in connection with (1) capital raising transactions through the sale of Common Stock and/or securities convertible into or exercisable for Common Stock in the private and/or public equity markets to support a higher level of growth, respond to competitive pressures, develop new products and services and support new strategic partnership expenditures and (2) strategic partnering or acquisition transactions involving the issuance of our securities.

We are currently negotiating definitive documents under our previously-announced letter of intent with Gastrotech Pharma A/S. Under that letter of intent, we have agreed to issue shares of Common Stock to the shareholders of Gastrotech as consideration for the transaction. Because we have not signed definitive documents with Gastrotech, we are not seeking approval of an increase in authorized shares of Common Stock for that purpose at this time. The closing of the Gastrotech acquisition is subject to conditions set forth in the letter of intent, and there can be no assurance when and if the Gastrotech transaction will be consummated.

We are currently negotiating various financing alternatives that may involve the issuance of additional shares of Common Stock. We have entered into a non-binding letter of intent for one such alternative, and are negotiating with another investor with respect to a different alternative, which, if either is entered into, would provide for the issuance of between $6.0 million and $10.0 million of our common stock, at purchase prices related to, or discounted from, the market price of our common stock at the time of issuance. Under these facilities, we must register the shares for resale prior to issuing any shares of common stock, and the investor would have the right to terminate the arrangement upon an event of default, including if our common stock ceases to trade on Amex without immediately trading on another market, including the Nasdaq OTC Bulletin Board, if trading of our common stock is suspended for three consecutive days, if the registration statement we are required to file to register the investor's resale of our common stock is not available for specified periods of time or if a material adverse change occurs in the Company, its business, financial condition, operations or prospects. Under the non-binding letter of intent, we would have the right to terminate the arrangement on one trading day's notice, and under the other arrangement we are negotiating, we would be committed to sell a minimum of $1,000,000 of our common stock over a two-year period. Other than provisions relating to confidentiality, an agreement by the investor not to sell short our common stock, expiration and expense reimbursement, the non-binding letter of intent is not binding on us. In addition, we currently are exploring other financing alternatives, as to which we have not entered into any agreement. We have not made a determination or commitment as to whether we will pursue these or any other financing at this time.

Other than those alternatives and the potential issuance in the Gastrotech transaction referred to above, for which we are not seeking approval at this time, we have no present plans, arrangements or understandings to issue additional shares.

In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of outstanding shares of Common Stock caused by the issuance of the additional shares would dilute the earnings per share (including projected future earnings per share) and book value per share of all outstanding shares of our Common Stock. If such factors were reflected in the price per share of the Common Stock, the potential realizable value of a stockholder's investment could be adversely affected. An issuance of additional shares of Common Stock could therefore have an adverse effect on the potential realizable value of a stockholder's investment. The holders of outstanding shares of Common Stock have no preemptive rights to purchase additional shares.

The proposed increase in the authorized number of shares of Common Stock could have other effects on our stockholders. The increase could deter takeovers, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of us more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote "FOR" the approval of the amendment to our Amended and Restated Certificate of Incorporation.

PROPOSAL 3
APPROVAL OF THE 2005 EQUITY INCENTIVE PLAN

The following summary of the material features of the DOR BioPharma, Inc. 2005 Equity Incentive Plan (the "2005 Plan") is qualified in its entirety by the full text of the 2005 Plan that appears as Appendix D to this Proxy Statement. All references to the "Code" are to the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

General Summary

The purpose of the 2005 Plan is to advance our interests by providing for the grant of stock-based and other incentive awards to our key employees and key non-employees. The 2005 Plan will become effective on the date of its approval by the stockholders and will terminate on the date of the annual meeting of the Board of Directors immediately following the tenth (10th) anniversary of the Board's adoption of the plan. The 2005 Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee").

The 2005 Plan provides for the grant of stock options (both non-statutory options or "NSOs" and, in the case of employees, incentive stock options or "ISOs"), restricted stock, deferred stock and unrestricted stock. Unless otherwise determined by the Committee, awards may not be transferred except by will or by the laws of descent and distribution.

Number of Shares.

A maximum of 10,000,000 shares of Common Stock may be delivered in satisfaction of awards made under the 2005 Plan. The maximum number of shares of Common Stock that may be issued pursuant to the exercise of ISOs, and the maximum number of shares of Common Stock that may be issued pursuant to the exercise of NSOs, will each be 2,000,000. The maximum number of shares of Common Stock for which stock options may be granted to any person in any calendar year will be 2,000,000. The maximum benefit that will be paid to any person under other awards in any calendar year will be 1,000,000 shares. In the event of a stock dividend, stock split or other change in our capital structure, or a distribution to stockholders other than normal cash dividends, the Committee will make appropriate adjustments to the limits described above and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to and available for awards, any exercise prices relating to awards and any other provisions of awards affected by the change. The Committee may also make similar adjustments in response to any other event, as the Committee deems appropriate, to avoid distortion in the operation of the 2005 Plan. Any such adjustment shall, to the extent applicable, comply with Section 409A of the Code.

The share limitations described above are in addition to the limitation on the number of shares available for awards under the 2005 Plan.

The maximum number of shares that may be issued under the 2005 Plan represents approximately 19.8% of the total number of shares of the Common Stock outstanding on November 10, 2005. Of the 10,000,000 available, 3,000,000 have already been granted pending stockholder approval of the 2005 plan. Approximately 2,735,661 shares remain issuable in connection with outstanding awards under our 1995 Amended and Restated Omnibus Incentive Plan. The total number of shares issuable under the 1995 Amended and Restated Omnibus Incentive Plan, combined with shares issuable under the proposed 2005 Plan, less the 3,000,000 already granted, represent approximately 19.2% of our outstanding shares on November 10, 2005.

Administration of 2005 Plan.

The 2005 Plan is administered by a committee of the Board of Directors, currently the Compensation Committee. Committee members are required to satisfy applicable requirements for independence. The Committee will have full authority to determine who will receive awards and to determine the types of awards to be granted as well as the amounts, terms, and conditions of any awards. The Committee will determine any questions that may arise regarding the interpretation and application of the provisions of the 2005 Plan and to make, administer and interpret such rules and regulations as it deems necessary or advisable. The Committee's determinations are conclusive and bind all parties.

Eligibility.

Participation in the 2005 Plan is limited to our key employees and to key non-employees (other persons or entities including consultants and non-Employee directors who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company).

Stock Options.

Each stock option awarded under the 2005 Plan will be a NSO unless expressly designated as an ISO at the time of the grant. The exercise price of stock options granted under the 2005 Plan will be determined by the Committee, but may not be less than 100% of the fair market value of the Common Stock subject to the option, determined at the time the option is granted unless otherwise required by the Code with respect to an ISO. The term of any option granted under the 2005 Plan may not exceed ten years. Options will be exercisable at such time or times and on such conditions as the Committee specifies. Notwithstanding the foregoing, to the extent that any NSO is granted at an exercise price less than 100% of the fair market value of the Common Stock subject to the option, the requirements of Section 409A of the Code shall be satisfied as set forth in more particularity in the Individual Stock Option Agreement.

Restricted Stock Awards; Unrestricted Stock; Deferred Stock.

The 2005 Plan provides for awards of nontransferable shares of Common Stock which may be subject to repurchase or forfeiture as set forth in more particularity in the Individual Restricted Stock Agreement. The Committee may, at the time any other award is granted, provide that any or all the Common Stock delivered pursuant to an award will be restricted Common Stock. The 2005 Plan also provides for awards of unrestricted stock, but no more than 90,000 shares of unrestricted stock in the aggregate may be granted at less than fair market value or not in lieu of cash compensation equal to fair market value. The 2005 Plan provides for deferred grants entitling the recipient to receive Common Stock upon the satisfaction of conditions determined by the Committee in its discretion. To the extent required, all such awards shall comply with the requirements of Section 409A of the Code.

Performance Awards.

Any award under the 2005 Plan may be made subject to the satisfaction of performance criteria specified by the Committee. In the case of performance awards intended to qualify for exemption under Section 162(m) of the Code, the Committee will use objectively determinable measures of performance in accordance with Section 162(m) that are based on any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. Any performance criterion based on performance over time will be determined by reference to a period of at least one year. The Committee will determine whether the performance criteria that have been chosen for a particular performance award have been met. Notwithstanding the foregoing, to the extent that any award under the 2005 Plan may be subject to Section 409A of the Code and subject to the satisfaction of performance criteria specified by the Committee, such performance parameters shall specifically comply with Section 409A of the Code in addition to such criteria necessary to qualify for exemption under Section 162(m) of the Code.

Termination of Affiliation with Company: Effect on Stock Options.

Except as otherwise determined by the Committee, if a participant in the 2005 Plan dies, any ISO or NSO granted at fair market value owned by the participant will, to the extent exercisable on the date of death, remain exercisable for a one-year period, provided that no such option will be exercisable beyond the end of its original term. In addition, and except as otherwise determined by the Committee, if a participant's affiliation with the Company ends because of the participant's total and permanent disability, then any ISOs and NSOs granted at fair market value held by the participant that were exercisable at the time of disability may be exercised by the participant at any time in accordance with the original terms of the options. Finally, and except as otherwise determined by the Committee, if a participant's employment (or other applicable affiliation with the Company) terminates for any reason other than death or disability, ISOs and NSOs granted at fair market value that were exercisable at the time the participant ceased to be affiliated with the Company will remain exercisable for three months, provided that (i) under no circumstances will any option be extended beyond its original term; and (ii) in the case of termination of the participant for cause, the Committee may elect to terminate any options immediately. In all cases, ISOs and NSOs granted at fair market value that are not exercisable on the date of termination will terminate on that date. With respect to any NSO granted at less than fair market value, the treatment of the option upon a termination of affiliation with the company shall be set forth in the Individual Stock Option Agreement as determined by the Committee.

Termination of Affiliation with the Company: Effect on Restricted and Deferred Stock.

Upon a termination of affiliation of the Company, as set forth in more particularity in the Individual Restricted and/or Deferred Stock Award Agreement and as determined by the Committee, any share of Common Stock subject to a continuing restriction may be repurchased by the Company. Common Stock awards, whether restricted or deferred, to which the participant did not become irrevocably entitled prior to the termination of the participant's affiliation with the Company will be forfeited upon termination of affiliation.

Effect of Certain Mergers, Consolidations, Etc.

In the case of certain mergers, consolidations or similar transactions in which a majority of our stock or all or substantially all of its assets are acquired, or in the case of a dissolution or liquidation, the Committee may, in its discretion, make options immediately exercisable, remove restrictions on shares of restricted Common Stock, waive conditions on any deferred awards of Common Stock and remove any performance or other conditions on any award. In addition, the Committee may, under such circumstances, provide for replacement awards for certain participants. Notwithstanding the foregoing, to the extent applicable, any such modification and/or replacement award shall comply with the requirements of Section 409A of the Code as set forth in more particularity in the Individual Option or Stock Award Agreement.

Amendment of 2005 Plan.

The Committee may amend the 2005 Plan or any outstanding award for any purpose that may at the time be permitted by law, and may at any time terminate the 2005 Plan as to any future grants of awards. The Committee may not, without the approval of our stockholders, effectuate a change to the 2005 Plan (i) for which stockholder approval is required in order for the 2005 Plan to continue to qualify for the award of ISOs under Section 422 of the Code or for the award of performance-based compensation under Section 162(m) of the Code; or (ii) if the change would increase the aggregate number of shares of Common Stock that may be delivered under the 2005 Plan, or change the class of persons or entities that qualify as participants under the 2005 Plan. Specifically, and in addition to the foregoing, this Plan may be amended, to the extent necessary, to comply with regulatory and legislative requirements, including but not limited to Section 409A of the Code.

Federal Income Tax Consequences

The following discussion summarizes certain federal income tax consequences under the Code of the issuance and receipt of options under the 2005 Plan.

Incentive Stock Options.

In general, an optionee realizes no taxable income upon the grant or exercise of an ISO, although the exercise of an ISO may result in an alternative minimum tax liability. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee (with a corresponding deduction available to the Company) generally equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is generally treated as a capital gain for which the Company is not entitled to a deduction. If the optionee does not dispose of the shares until after the expiration of these one-and two-year holding periods, any gain or loss recognized upon a subsequent sale is generally treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

Non-statutory Options.

In general, in the case of a NSO granted at fair market value, the optionee has no taxable income at the time of grant but realizes ordinary income in connection with exercise of the option in an amount equal to the excess (at time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price; a corresponding deduction is available to the Company; and upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which the Company is not entitled to a deduction. The ordinary income recognized on exercise shall be subject to applicable withholding and employment taxes.

In general, an ISO that is exercised more than three months after termination of employment (other than termination by reason of death) is treated as a NSO. ISOs are also treated as non-statutory options to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

In general, in the case of a NSO granted at less than fair market value, the optionee will have taxable income at the time that the option is no longer subject to a substantial risk of forfeiture (and subject to applicable withholding and employment taxes), which is generally upon vesting. The optionee generally will recognize additional ordinary income on exercise equal to the amount the fair market value of the underlying stock increases, if any, from the date the substantial risk of forfeiture lapses to the date of exercise. Such ordinary income will be subject to applicable withholding and employment taxes. NSOs granted at less than fair market value are subject to the requirements of Section 409A of the Code and, as such, the Individual Stock Option Agreement will contain such terms and conditions as are required under said Section 409A including without limitation provisions applicable to the vesting and exercise of such NSOs.

The foregoing summary assumes that stock options are exercised for substantially vested stock. Where a stock option is exercised for Restricted Stock, as is permitted by the 2005 Plan, the tax treatment will differ from the treatment summarized above. In general, a participant who exercises a NSO for Restricted Stock will have income taxable at ordinary income rates only when the stock vests, in an amount equal to the fair market value of the stock at time of vesting less the exercise price. However, the participant may make a special election to have the income measured and taken into account, instead, at time of exercise. In either case, a corresponding deduction will be available to the Company. In the case of a participant who exercises an ISO for Restricted Stock, the determination of "alternative minimum taxable income" (relevant in determining whether an alternative minimum tax must be paid) will follow rules similar to the rules for determining ordinary income in the case of the exercise of a NSO. For federal income tax purposes, the exercise of an ISO for Restricted Stock will be treated the same as the exercise of an ISO for substantially vested stock, provided that the shares are held for the requisite one-year and two-year holding periods described above. It is unclear how an earlier disposition of the shares would affect the measurement of a participant's ordinary income in the case of an ISO exercised for Restricted Stock.

Specific provisions regarding the impact of a change in control of the Company on any award granted under the 2005 Plan will, to the extent necessary, comply with the requirements of Section 409A of the Code and as set forth in more particularity in the Individual Option and/or Stock Award Agreement.

The Code also limits to $1 million the deduction the Company may claim for compensation paid annually to any of its top five officers, subject to a number of exceptions. The deduction limitation rules provide an exemption for compensation attributable to the exercise of non-discounted stock options that satisfy certain requirements. Stock options awarded under the 2005 Plan are intended to qualify for this exemption.

Stock Awards

Persons receiving Common Stock pursuant to an Award generally will recognize compensation income equal to the fair market value of the shares received, reduced by any purchase price paid. Such compensation income will be taxed at ordinary income rates and subject to applicable withholdings and employment taxes. The Company generally should be entitled to a corresponding deduction for federal income tax purposes when such person recognizes compensation income. When such Common Stock is sold, the seller generally will recognized capital gain or loss equal to the difference between the amount realized upon the sale and the seller's adjusted tax basis in the Common Stock (generally, the amount that the seller paid for such stock plus the amount taxed to the seller as compensation income). Special rules apply if the Common Stock acquired pursuant to an Award is subject to vesting, or is subject to restrictions on resale under federal securities laws applicable to directors, officers or 10% shareholders. Deferred Stock issued pursuant to an Award may also be subject to special rules. In addition, any award issued pursuant to the 2005 Plan, except ISOs and NSOs granted at fair market value, may be subject to the requirements of Section 409A of the Code and accordingly, subject to special rules.

Statutory Requirements and the Subsequent Amendment

The 2005 Plan and the grant of any award thereunder is intended, to the extent applicable, to constitute good faith compliance with the requirements of the American Jobs Creation Act, specifically with respect to the definition of deferred compensation and the provisions of Section 409A of the Code. To the extent required by guidance to be issued subsequent to this filing, whether statutory or regulatory, the Company will make such amendments and/or modifications as are necessary to maintain compliance with the provisions and requirements of said Section 409A.

New Plan Benefits

The table below presents the number of shares of Common Stock underlying options that will be granted under the 2005 Plan to our current executive officers, other employees and non-executive directors, pending stockholder approval of the 2005 Plan.

Name	Number of Shares of Common Stock Underlying Options Granted (#)
Michael T. Sember, Chief Executive Officer, President and Director	2,000,000
Evan Myrianthopoulos, Chief Financial Officer and Director	500,000
James Clavijo, Controller, Treasurer and Corporate Secretary	150,000
Current Executive Officers as a Group (3 persons)*	2,650,000
Current Non-Executive Directors as a Group (4 persons)	50,000
Non-Executive Officers and Employees as a Group (7 persons)	300,000

Recommendation of the Board of Directors

The Board of Directors recommends that you vote "FOR" the approval of the amendment to our 2005 Plan.

PROPOSAL 4
RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors appointed Sweeney, Gates & Co., independent certified public accountants, as auditors of our financial statements for the year ending December 31, 2005, subject to the ratification of such appointment by stockholders at the Annual Meeting.

A representative of Sweeney, Gates & Co. is expected to be available at the annual meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote "FOR" ratification of Sweeney, Gates & Co. as our independent auditors for the year ending December 31, 2005.

	December 31,
	2004	2003

Audit fees	$65,574	$173,895
Audit related fees	-	15,795
Tax fees	22,488	20,447
Total	$88,062	$210,137

Audit Fees

The aggregate fees billed during the years ended December 31, 2004 and 2003 by Sweeney, Gates & Co., our principal accountants in 2004 and 2003, for the audit of our financial statements for each of those years and the review of our financial statements included in our Quarterly Reports on Form 10-QSB during those fiscal years were $65,574 and $41,975, respectively. Our former principal accountants, Ernst & Young LLC, were paid $151,920 for the 2003 audit of our financial statements and the review of our financial statements included in our Quarterly Reports on Form 10-QSB.

Audit Related Fees

Neither of our principal accountants billed us any fees during the years ended December 31, 2004 and 2003 for any assurance and related services.

Tax Fees

Our current principal accountants Sweeney, Gates & Co. billed us $22,488 for tax compliance, tax advice and tax planning for the year ended December 31, 2004.

Other Fees

Neither of our principal accountants billed us for any services or products other than as reported above during our fiscal years ended December 31, 2004 and 2003.

Pre Approval Policies and Procedures

The audit committee has adopted a policy that requires advance approval of all audit services and permitted non-audit services to be provided by the independent auditor as required by the Exchange Act. The audit committee must approve the permitted service before the independent auditor is engaged to perform it.

The audit committee approved all of the services described above in accordance with its pre-approval policies and procedures.

Change in Certifying Accountants

We undertook a review of the qualifications and proposed audit scope and fees of several auditing firms, including Ernst & Young LLP ("Ernst & Young"), our then current auditors. The audit committee dismissed Ernst & Young, effective January 12, 2004, and engaged Sweeney, Gates & Co. ("Sweeney") on such date as the Company's independent auditors for the fiscal year ended December 31, 2003.

Ernst & Young's reports on the Company's financial statements for each of the years ended December 31, 2002 and 2001 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2002 and 2001 and through the date of the filing of the Form 8-K required to report the change in accountants, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's financial statements for such years.

The Company has provided Ernst & Young with a copy of the foregoing statements. Attached as Exhibit 16.1 to the Company's Form 8-K dated January 12, 2004 is a copy of Ernst & Young's letter dated January 16, 2004, stating its agreement with these statements.

During the years ended December 31, 2002 and 2001 and through the date of this Form 8-K, the Company did not consult Sweeney with respect to the application of accounting principles as to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

OTHER MATTERS

Deadline for Stockholder Proposals

Under SEC Rule 14a-8, stockholder proposals for the annual meeting of stockholders to be held in 2006 will not be included in the Proxy Statement for that meeting unless the proposal is proper for inclusion in the Proxy Statement and for consideration at the next annual meeting of stockholders, and is received by our Secretary at our executive offices, no later than September 4, 2006. Stockholders must also follow the other procedures prescribed in SEC Rule 14a-8 under the Exchange Act, as well as our By-Laws, which contain requirements that are separate and apart from the SEC requirements of Rule 14a-8. Our By-Laws provide that stockholders desiring to bring business before the 2006 annual meeting, including nomination of a person for election to our Board of Directors, must provide written notice to our Secretary at our executive offices no earlier than 75 days, and no later than 45 days, before the one year anniversary of the mailing of this Proxy Statement. The written notice must include the information required by Section 2.4 of the By-Laws: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominee as a director pursuant to Regulation 14A under the Exchange Act, and such person's written consent to serve as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or such beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Company's voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Company's voting shares to elect such nominee or nominees.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you notify our Secretary at our executive offices. If you wish to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at our executive offices.

Financial Statements and Exhibits to Form 10-K

Our financial statements are contained in our Annual Report on Form 10-K for our fiscal year ended December 31, 2004 that was filed with the Securities and Exchange Commission on March 11, 2005, a copy of which is included with this proxy statement. Such report and the financial statements contained therein are not to be considered as a part of this soliciting material.

The Form 10-K included with this proxy statement does not include copies of the exhibits to that filing. We will furnish any such exhibit upon payment of a reasonable fee by request sent to us, c/o Corporate Secretary, Dor BioPharma, Inc., 1691 Michigan Avenue, Suite 435, Miami, Florida 33139.

Other Matters

Management knows of no matters that are to be presented for action at the meeting other than those set forth above. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their judgment on such matters.

The cost of this proxy solicitation will be borne by us. In addition to the solicitation of proxies by mail, our directors, officers and employees may also solicit proxies by telephone, facsimile, e-mail or other forms of communication, without special compensation for such activities. We will also request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at our expense. We will reimburse such banks, brokers, fiduciaries, custodians, nominees and other record holders for their reasonable out-of-pocket expenses of solicitation.

By order of the Board of Directors,

/s/James Clavijo

James Clavijo
Secretary

APPENDIX A

DOR BIOPHARMA, INC.
COMPENSATION COMMITTEE CHARTER

ADOPTED BY THE BOARD OF DIRECTORS
ON DECEMBER 2, 2005

PURPOSE

The purpose of the Compensation Committee (the "Committee") shall be as follows:

1.	To determine, or recommend to the Board of Directors for determination, the compensation for the Chief Executive Officer (the "CEO") of the Company.

2.	To determine, or recommend to the Board of Directors for determination, the compensation for all officers of the Company other than the CEO.

3.
To produce an annual report on executive compensation for inclusion in the Company's annual proxy statement if required in accordance with applicable rules and regulations of the American Stock Exchange (“AMEX”), the Securities and Exchange Commission (the “SEC”), and other regulatory bodies.

COMPOSITION

The Committee shall consist of two or more members of the Board of Directors, each of whom is determined by the Board of Directors to be "independent" under the rules of AMEX and the Sarbanes-Oxley Act.

To the extent the Committee consists of at least three members, one director who is not independent under the rules of AMEX may be appointed to the Committee, subject to the following:

•	the director is not a current officer or employee, or an immediate family member of a current officer or employee, of the Company;

•
the Board of Directors, under exceptional and limited circumstances, determines that such individual's membership on the Committee is required by the best interests of the Company and its stockholders;

•
the Company discloses in the proxy statement for the next annual meeting of stockholders subsequent to such determination (or in its Form 10-KSB if the Company does not file a proxy statement), the nature of the relationship and the reason for that determination; and

•	such person does not serve under this exception on the Committee for more than two years.

APPOINTMENT AND REMOVAL

The members of the Committee shall be appointed by the Board of Directors. A member shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

CHAIRMAN

Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

DELEGATION TO SUBCOMMITTEES

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

MEETINGS

The Committee shall meet as frequently as circumstances dictate. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee. Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

As part of its review and establishment of the performance criteria and compensation of designated key executives, the Committee should meet separately at least on an annual basis with the CEO and any other corporate officers as it deems appropriate. However, the Committee should also meet from time to time without such officers present, and in all cases, such officers shall not be present at meetings at which their performance and compensation are being discussed and determined.

DUTIES AND RESPONSIBILITIES

The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter.

In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern relating to the compensation of the Company’s directors and officers that the Committee deems appropriate and shall have the sole authority, without seeking Board approval, to retain outside counsel or other advisors for this purpose, including the authority to approve the fees payable to such counsel or advisors and any other terms of retention.

Setting Compensation for Officers and Directors

1.	Establish and review the overall compensation philosophy of the Company.

2.	Review and approve the Company's corporate goals and objectives relevant to the compensation for the CEO and other officers, including annual performance objectives.

3.
Evaluate the performance of the CEO and other officers in light of those goals and objectives and, based on such evaluation, approve, or recommend to the full Board of Directors the approval of, the annual salary, bonus, stock options, and other benefits, direct and indirect, of the CEO and other executive officers.

4.
In approving or recommending the long-term incentive component of compensation for the CEO and other executive officers, the Committee should consider the Company's performance and relative stockholder return, the value of similar incentive awards to CEOs and other executive officers at comparable companies, and the awards given to the CEO and other executive officers in past years. The Committee is not precluded from approving awards (with the ratification of the Board of Directors) as may be required to comply with applicable tax laws, such as Section 162(m) of the Internal Revenue Code, as amended from time to time.

5.	In connection with executive compensation programs, the Committee should do the following:

a)	Review and recommend to the full Board of Directors, or approve, new executive compensation programs;

b)	Review on a periodic basis the operations of the Company's executive compensation programs to determine whether they are properly coordinated and achieving their intended purposes;

c)	Establish and periodically review policies for the administration of executive compensation programs; and

d)	Take steps to modify any executive compensation program that yields payments and benefits that are not reasonably related to executive and corporate performance.

6.	Establish and periodically review policies in the area of senior management perquisites.

7.	Consider policies and procedures pertaining to expense accounts of senior executives.

8.	Review and recommend to the full Board of Directors compensation of directors as well as directors' and officers' indemnification and insurance matters.

9.
Review and make recommendations to the full Board of Directors, or approve, any contracts or other transactions with current or former executive officers of the Company, including consulting arrangements, employment contracts, change-in-control agreements, severance agreements, or termination arrangements, and loans to employees made or guaranteed by the Company.

Monitoring Incentive and Equity-Based Compensation Plans

10.
Review and make recommendations to the Board of Directors with respect to, or approve, the Company's incentive-compensation plans and equity-based plans, and review the activities of the individuals responsible for administering those plans.

11.	Review and make recommendations to the full Board of Directors, or approve, all equity compensation plans of the Company that are not otherwise subject to the approval of the Company's shareholders.

12.	Review and make recommendations to the full Board of Directors, or approve all awards of shares or share options pursuant to the Company's equity-based plans.

13.	Monitor compliance by executives with the rules and guidelines of the Company's equity-based plans.

14.	Review and monitor employee pension, profit sharing, and benefit plans.

15.
Have the sole authority to select, retain, and/or replace, as needed, any compensation or other outside consultant to be used to assist in the evaluation of director, CEO, or senior executive compensation. In the event such a compensation consultant is retained, the Committee shall have the sole authority to approve such consultant's fees and other retention terms.

Reports

16.
Prepare an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with applicable rules and regulations of the AMEX, the SEC, and other applicable regulatory bodies.

17.
Report regularly to the Board of Directors with respect to matters that are relevant to the Committee's discharge of its responsibilities and with respect to such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

18.	Maintain minutes or other records of meetings and activities of the Committee.

APPENDIX B

DOR BIOPHARMA, INC.
AUDIT COMMITTEE CHARTER

ADOPTED BY THE BOARD OF DIRECTORS
ON DECEMBER 2, 2005

Purpose

The purpose of the Audit Committee of DOR BioPharma, Inc. (the “Corporation”) is to act on behalf of the board of directors and to oversee all material aspects of the organization’s financial reporting, control and audit functions, including but not limited to, reviewing the financial information to be provided to the Corporation’s stockholders, reviewing the systems of internal controls established by the Corporation’s officers and board of directors and selecting and evaluating the Corporation’s independent accountants. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Corporation’s financial statements. Consistent with this purpose, the Audit Committee shall encourage continuous improvement of, and foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Audit Committee shall provide assistance to the directors of the Corporation in fulfilling their responsibility to the stockholders and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the Corporation. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Corporation.

Membership

The Audit Committee shall be composed of two or more members, each of whom is “independent” as such term is described in the rules of the American Stock Exchange (“AMEX”) and the Securities Exchange Act of 1934 (the “Act”) and the rules and regulations thereunder, as in effect from time to time. To the extent the Audit Committee consists of at least three members, one director who is not independent under the rules of AMEX, but who satisfies the requirements of Rule 10A-3 under the Securities Exchange Act, may be appointed to the Audit Committee, subject to the following: (i) the director is not a current officer or employee, or an immediate family member of a current officer or employee, of the Corporation; (ii) the board of directors, under exceptional and limited circumstances, determines that such individual's membership on the Audit Committee is required by the best interests of the Corporation and its stockholders; (iii) the Corporation discloses in the proxy statement for the next annual meeting of stockholders subsequent to such determination (or in its Form 10-KSB if the Corporation does not file a proxy statement), the nature of the relationship and the reason for that determination; and (iv) such person does not serve under this exception on the Audit Committee for more than two years or chair the Audit Committee. Each member of the Audit Committee shall be able to read and understand fundamental financial statements at the time of his or her appointment. All Audit Committee members will be financially literate, and at least one member shall qualify as an "audit committee financial expert," as such term is defined in the Instructions to paragraph (e)(2) of Item 401 of Regulation S-B, as in effect from time to time.

The members of the Audit Committee shall be elected by the board of directors of the Corporation following each annual general meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation and removal. Unless the chairperson of the Audit Committee is elected by the full board of directors of the Corporation, the members of the Audit Committee may designate a chairperson by a majority vote of the full Audit Committee membership.

Meetings

The Audit Committee shall generally hold regular meetings at least quarterly but more frequently if circumstances make that preferable. The chairperson of the Audit Committee has the power to call an Audit Committee meeting in person or by conference call whenever he or she thinks there is a need. Audit Committee agendas shall be the responsibility of the chairperson, with input from the other members of the Audit Committee. The Audit Committee may designate subcommittees of one or more of its members to report to the full Audit Committee. The majority of the members of the Audit Committee shall constitute a quorum.

Minutes of the meetings of the Audit Committee shall be prepared by the chairperson or his or her designee and maintained at the Corporation. Draft minutes shall be circulated to members for approval. Resolutions by the Audit Committee may also be adopted by unanimous written consent of all members.

Duties and Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

•	Obtain the full board of directors’ approval of this Charter and review and reassess this Charter as conditions dictate (at least annually).

•
Select the independent auditors to audit the financial statements of the Corporation and its divisions and subsidiaries. The Audit Committee will also review and set any fees paid to the independent auditor and review and approve dismissal of the independent auditor.

•	Analyze and discuss with the independent auditors the fees charged to the Corporation for services rendered by the independent auditor.

•
Conduct an annual evaluation of the independence of the outside auditor, based in part on review and discussion of a formal written statement delineating all relationships between the auditor and the Corporation and any other relationships that may adversely affect the independence of the auditor.

•
Have a clear understanding with the independent auditors that they are ultimately accountable to the board of directors and the Audit Committee, as the stockholders’ representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

•
Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and timely review of the Corporation’s quarterly reports, and the audit procedures to be utilized, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.

•
Review with the independent auditors and the Corporation’s financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Audit Committee should periodically review the Corporation’s policy statements to determine their adherence to the Corporation's code of conduct.

•
Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Corporation’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

•
Establish policies and procedures for the engagement of outside auditors to provide non-audit services, including procedures for pre-approval of non-audit services permitted by law to be performed by the independent auditor outside the scope of the engagement letter, and consider whether the independent auditor’s performance of such services, together with any other non-audit services being performed, is compatible with the auditor’s independence.

•
Set clear hiring policies for employees or former employees of the independent auditors that meet the requirements set forth in Rule 2-01(c)(2)(ii) of Regulation S-X, as amended from time to time, and all applicable stock exchange or AMEX listing standards.

•	Review any material pending legal proceedings involving the Corporation and other contingent liabilities.

•	Review accounting and financial human resources and succession planning within the Corporation.

•	Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the board of directors.

•	Investigate any matters brought to its attention within the scope of its duties, with the power to retain outside counsel and other experts for this purpose if, in its judgment, that is appropriate.

•	Review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors' report on management's assertion.

•
Establish policies and procedures to receive and process: (1) complaints received by the Corporation concerning accounting, internal accounting controls or auditing matters, and (2) the confidential anonymous submissions by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

•
Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-QSB (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the committee by the auditors. The chair of the committee may represent the entire committee for purposes of this review.

•
Review the financial statements contained in the annual report to stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principals and disclosure practices, and discuss any other matters required to be communicated to the committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization’s accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

•	Review and discuss with management and the independent auditor any material financial or other arrangements of the Corporation which do not appear on the financial statements of the Corporation.

•
Establish policies and procedures providing for Audit Committee review and approval of all “related party transactions” for potential conflicts of interest. For purposes of this provision, “related party transactions” refer to transactions required to be disclosed pursuant to Item 404 of Regulation S-B promulgated under the Act.

•
Review and discuss with management and the independent auditors any accounting policies and estimates which may be viewed as critical to the Corporation and any significant changes in the accounting policies of the Corporation and accounting and financial proposals that may have a significant impact on the Corporation’s financial reports.

•
On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditors.

•
Review the report of the Audit Committee in the annual report to stockholders and the Annual Report on Form 10-KSB disclosing whether or not the committee had reviewed and discussed with management and the independent auditors, as well as discussed within the Audit Committee (without management or the Independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. In addition, disclose the Audit Committee’s conclusion on the fairness of presentation of the financial statements in conformity with GAAP based on those discussions.

•
Review the Corporation’s disclosure in the proxy statement for its annual general meeting of stockholders that describes that the Audit Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the annual report to stockholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.

APPENDIX C

DOR BIOPHARMA, INC.
NOMINATING COMMITTEE CHARTER

ADOPTED BY THE BOARD OF DIRECTORS
ON DECEMBER 2, 2005

I. COMPOSITION AND QUALIFICATIONS

The Nominating Committee (the “Committee”) of the Board of Directors of the Company shall be comprised of two or more members of the Board of Directors, each of whom is determined by the Board of Directors to be independent in accordance with the rules of the American Stock Exchange.

To the extent the Committee consists of at least three members, one director who is not independent under the rules of AMEX may be appointed to the Committee, subject to the following:

•	the director is not a current officer or employee, or an immediate family member of a current officer or employee, of the Company;

•
the Board of Directors, under exceptional and limited circumstances, determines that such individual's membership on the Committee is required by the best interests of the Company and its stockholders;

•
the Company discloses in the proxy statement for the next annual meeting of stockholders subsequent to such determination (or in its Form 10-KSB if the Company does not file a proxy statement), the nature of the relationship and the reason for that determination; and

•	such person does not serve under this exception on the Committee for more than two years.

II. APPOINTMENT AND REMOVAL

The members of the Committee shall be appointed by the Board of Directors and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

III. DUTIES AND RESPONSIBILITIES

The duties of the Nominating Committee of the Board of Directors are as follows:

1.	Make recommendations regarding the size and composition of the Board.

2.	Establish and recommend to the Board criteria for the selection of new directors to serve on the Board.

3.	Identify individuals qualified to become Board members, which duties shall include a review of any candidates recommended or submitted by shareholders, consistent with criteria approved by the Board.

4.
Make recommendations to the Board regarding all nominees for Board membership, whether for the slate of director nominees to be proposed by the Board to the shareholders or any director nominees to be elected by the Board to fill interim director vacancies.

5.
Determine the appropriate committee structure of the Board and recommend Board committee assignments and any changes to such assignments (including rotation of chairpersons as it deems desirable from time to time).

6.	Oversee the evaluation of the Board members.

7.	Make periodic recommendations for improving the Board’s effectiveness and discuss annually with the full Board its effectiveness.

8.	Report regularly to the Board of Directors.

9.	The Committee shall perform a review and evaluation, at least annually, of the performance of the Board.

IV. ADVISORS

The Committee shall have the exclusive authority, at the expense of the Company, to retain any search firms to be used to identify director candidates (including authority to approve fees and other terms of engagement), and such outside counsel and other advisors as it seems appropriate in its sole discretion.

APPENDIX D

DOR BIOPHARMA, INC.
2005 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS
ON DECEMBER 2, 2005

The purpose of this 2005 Equity Incentive Plan (the “Plan”) is to advance the interests of DOR BioPharma, Inc. by enhancing its ability to attract and retain employees and other persons who can make significant contributions to the success of the Company through ownership of shares of the Company’s common stock.

The Plan is intended to accomplish this goal by enabling the Company to grant Awards in the form of options, restricted stock awards, deferred stock awards, unrestricted stock, performance awards, or combinations thereof, as described in greater detail below.

ARTICLE I

DEFINITIONS

1.1 General. Wherever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

1.2 Award. “Award” shall mean the grant of an option, deferred stock, restricted stock, unrestricted stock, performance award, stock appreciation right or any combination thereof pursuant to this Plan.

1.3 Award Limit. “Award Limit” shall mean two million (2,000,000) shares of common stock.

1.4 Board. “Board” shall mean the Board of Directors of the Company.

1.5 Code. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

1.6 Committee. “Committee” shall mean the Committee to which the Board delegates the power to act under or pursuant to the provisions of the Plan, or the Board if no Committee is selected. If the Board delegates powers to a Committee, and if the Company is or becomes subject to Section 16 of the Exchange Act, then, if necessary for compliance therewith, such Committee shall consist initially of not less than two (2) members of the Board, each member of which must be a “Non-Employee Board Member” within the meaning of the applicable rules promulgated pursuant to the Exchange Act. The failure of any Committee members to qualify as a “Non-Employee Board Member” shall not otherwise affect the validity of an Award. If the Company is or becomes subject to Section 16 of the Exchange Act, no member of the Committee shall receive any Award pursuant to the Plan or any similar plan of the Company or any affiliate while serving on the Committee unless the Board determines that the grant of such Award satisfies the then current Rule 16b-3 requirements under the Exchange Act.

Notwithstanding anything herein to the contrary, and insofar as the Board determines that it is necessary in order for compensation recognized by Participants pursuant to the Plan to be fully deductible to the Company for federal income tax purposes, each member of the Committee also shall be an “outside director” (as defined in regulations or other guidance issued by the Internal Revenue Service under Code Section 162(m)).

1.7 Company. “Company” shall mean DOR BioPharma, Inc., a Delaware corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed, or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

1.8 Disability or Disabled. “Disability or Disabled” shall mean permanent and total disability as defined in Section 22(e)(3) of the Code, except as otherwise may be required by section 409A, in which case “disability” shall be defined as set forth in section 409A.

1.9 Exchange Act. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

1.10 Fair Market Value. “Fair Market Value” of a share of common stock as of a given date shall be (i) the mean between the highest and lowest selling price of a share of common stock on such date on the principal exchange on which shares of common stock are then trading, if any, or if shares were not traded on such date, then on the closest preceding date on which a trade occurred, or (ii) if the common stock is not traded on an exchange, the mean between the closing representative bid and asked prices for the common stock on such date as reported by AMEX or, if AMEX is not then in existence, by its successor quotation system; or (iii) if the common stock is not publicly traded, the Fair Market Value of a share of common stock as established by the Committee acting in good faith.

1.11 Key Employee. “Key Employee” shall mean an employee of the Company or of an affiliate (including, without limitation, an employee who also is serving as an officer or director of the Company or of an affiliate), designated by the Board or the Committee as being eligible to be granted one or more options under the Plan.

1.12 Key Non-Employee. “Key Non-Employee” shall mean a Non-Employee Board Member, consultant, or independent contractor of the Company or of an affiliate who is designated by the Board or the Committee as being eligible to be granted one or more options under the Plan.

1.13 Non-Employee Board Member. “Non-Employee Board Member” shall mean a director of the Company who is not an employee of the Company or any of its affiliates. For purposes of this Plan, a Non-Employee Board Member shall be deemed to include the employer of such Non-Employee Board Member, if the Non-Employee Board Member is so required, as a condition of his employment, to provide that any option granted hereunder be made to the employer.

1.14 Participant. “Participant” shall mean a Key Employee or a Key Non-Employee to whom an award is granted under the Plan.

1.15 Plan. “Plan” shall mean this Equity Compensation Plan, as amended from time to time.

1.16 Shares. “Shares” shall mean the following shares of the capital stock of the Company as to which Awards have been or may be granted under the Plan; treasury shares or authorized but unissued common stock $.001 par value, or any share of capital stock into which the shares are changed or for which they are exchanged within the provision of the Plan.

1.17 Rule 16b-3. “Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

1.18 Termination of Directorship. “Termination of Directorship” shall mean the time when an optionee who is an independent director ceases to be a director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship.

1.19 Termination of Employment. “Termination of Employment” shall mean the time when the employee-employer relationship between the optionee, grantee or restricted stockholder and the Company is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment, continuing employment or retention as a consultant or advisor of an optionee, grantee or restricted stockholder by the Company, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to “incentive stock options”, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purpose of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company has an absolute and unrestricted right to terminate an employee’s employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

ARTICLE II

SHARES SUBJECT TO PLAN

2.1 Shares Subject to Plan.

(a) The shares of stock subject to options, awards of restricted stock, performance awards, awards of deferred stock or unrestricted stock shall be the Company’s common stock, $.001 par value. The aggregate number of such shares which may be issued upon exercise of such options or rights or upon any such awards under the Plan shall not exceed ten million (10,000,000), subject to adjustment as provided in Section 10.3. The shares of common stock issuable upon exercise of such options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

(b) The maximum number of shares which may be subject to options or stock appreciation rights granted under the Plan to any individual in any calendar year shall not exceed the limitations set forth in this subsection 2.1(b) as follows:

(i) Subject to adjustment as provided in Section 10.3, the maximum number of shares of stock as to which options may be granted to any Participant in any one calendar year shall be 2,000,000. These limits shall be construed and applied in a manner that is consistent with the rules under Section 162(m) of the Code.

(ii) Subject to adjustment as provided in Section 10.3, the maximum number of shares of stock subject to performance awards granted to any Participant in any one calendar year shall be 1,000,000. This limit shall be construed and applied in a manner that is consistent with the rules under Section 162(m) of the Code.

(iii) Subject to adjustment as provided in Section 10.3, the maximum number of shares of Stock that may be issued, in the aggregate, pursuant to the exercise of Options that do not qualify as “incentive stock options” under Section 422(b) of the Code (“non-ISOs”) shall be 2,000,000 and the maximum number of shares of Stock that may be issued, in the aggregate, pursuant to the exercise of stock options that qualify as “incentive stock options” (“ISOs”) shall also be 2,000,000; provided, that the foregoing maximum limits shall not be construed to permit more than the maximum number of shares described at (a) above (as the same may be adjusted as provided in Section 10.3) to be issued in the aggregate pursuant to all Awards.

(c) To the extent required by Section 162(m) of the Code, shares subject to options which are canceled shall continue to be counted against the Award Limit and if, after grant of an option, the price of shares subject to such option is reduced, the transaction shall be treated as a cancellation of the option and a grant of a new option and both the option deemed to be canceled and the option deemed to be granted shall be counted against the Award Limit. This subparagraph (c) shall be construed in a manner consistent with the requirements of section 409A of the Code and any such cancellation and subsequent grant or Award shall fully comply with the requirements of said section 409A.

2.2 Unexercised options and Other Rights. Consistent with the provisions of Section 162(m) of the Code, as from time to time applicable, to the extent that (i) an option expires or is otherwise terminated without being exercised, or (ii) any shares of stock subject to any restricted stock, deferred stock or performance award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future awards under the Plan. If any shares of stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of an option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan.

ARTICLE III

GRANTING OF OPTIONS

3.1 Eligibility. Any officer, employee, consultant, advisor or director shall be eligible to be granted an option.

3.2 Granting of options.

(a) The Committee shall from time to time, in its absolute discretion:

(i) Select which Participants shall be granted options;

(ii) Subject to the Award Limit, determine the number of shares subject to such options;

(iii) Determine whether such options are to be incentive stock options or non-qualified stock options and whether such options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

(iv) Determine the terms and conditions of such options, consistent with this Plan; provided, however, that the terms and conditions of options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

(b) The Committee shall instruct the secretary of the Company to issue such options and may impose such conditions on the grant of such options as it deems appropriate, including substitution or replacement of awards, cancellation and replacement or other adjustments to the Award, including but not limited to the strike price. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an option that the optionee surrender for cancellation some or all of the unexercised options, awards of restricted stock, deferred stock, performance awards or unrestricted stock or other rights which have been previously granted to him under this Plan or otherwise. Any such surrender and subsequent grant or Award shall fully comply with the requirements of section 409A of the Code and within the statutory guidelines. Such grant or other Award may contain such terms and conditions as the Committee deems appropriate and shall be exercisable in accordance with its terms, subject to statutory and regulatory compliance.

3.3 Special Rules Applicable to incentive stock options.

(a) No person may be granted an incentive stock option under this Plan if such person, at the time the incentive stock option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless such incentive stock option conforms to the applicable provisions of Section 422 of the Code.

(b) No incentive stock option shall be granted unless such option, when granted, qualifies as an “incentive stock option” under Section 422 of the Code. No incentive stock option shall be granted to any person who is not an employee.

(c) Any incentive stock option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an “incentive stock option” under Section 422 of the Code.

(d) To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company) exceeds $100,000, such options shall be treated as non-qualified options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of this Section 3.3(d), the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.

3.4 Certain Additional provisions for Non-Qualified Stock Options.

(a) NQOs With Fair Market Value Exercise Price. Unless otherwise determined by the Board pursuant to paragraph (b) below, to avoid a deferral of compensation falling within the requirements of section 409A of the Code, any option to purchase stock, other than an Incentive Stock Option described in section 422 of the Code, will have the following characteristics: (i) the exercise price will never be less than the fair market value of the underlying stock on the date the option is granted, (ii) the receipt, transfer or exercise of the option will be subject to taxation under section 83 of the Code, and (iii) the option will not include any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of the option.

(b) NQOs With an Exercise Price Less than Fair Market Value. Notwithstanding paragraph (a) above, to the extent that any NQO may constitute a deferral of compensation, such option shall comply with the requirements of section 409A of the Code as set forth in the corresponding stock option agreement.

3.5 Substitute Options. In the event that the Company or any Subsidiary consummates a transaction described in section 424(a) of the Code (relating to the acquisition of property or stock from an unrelated corporation), individuals who become employees or consultants of the Company or any Subsidiary on account of such transaction may be granted ISOs in substitution for options granted by their former employer, subject to the requirements of section 409A of the Code. The Board, in its sole discretion and consistent with sections 409A and 424(a) of the Code, shall determine the exercise price of such substitute Options.

ARTICLE IV

TERMS OF OPTIONS

4.1 Option Agreement. Each option shall be evidenced by a written stock option agreement, which shall be executed by the optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan. Stock option agreements evidencing options intended to qualify as performance-based compensation as described in Section l62(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock option agreements evidencing incentive stock options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. In this regard, any awards which are NQOs under Section 3.4 of this Plan will include within the written award agreement such terms and conditions as are necessary to comply with the requirements of section 409A of the Code. Any award agreement may require that the Participant agree to be bound by any stockholders’ agreement among all or certain stockholders of the Company that may be in effect at the time of the grant of the award, or the exercise of an Option, if applicable, or certain provisions of any such agreement that may be specified by the Company.

4.2 Option Price. The price per share of the shares subject to each option shall be set by the Committee; provided, however, that (i) such price shall be no less than the par value of a share of common stock, and (ii) in the case of options intended to qualify as incentive stock options or as performance-based compensation as described in Section 162(m)(4)(C) of the Code such price shall be no less than 100% of the Fair Market Value of a share of common stock on the date the option is granted (110% of the Fair Market Value of a share of common stock on the date such option is granted in the case of an individual then owning (within the meaning of Section 424( d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company).

4.3 Option Term. The term of an option shall be set by the Committee in its discretion; provided, however, that, in the case of incentive stock options, the term shall not be more than ten (10) years from the date the incentive stock option is granted, or five (5) years from such date if the incentive stock option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company.

4.4 Option Vesting and Exercisability. Stock options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. The Committee may provide, in its discretion, that any stock option shall be exercisable only in installments, and the Committee may waive such installment exercise provisions at any time in whole or in part based on such factors as the Committee may determine, in its sole discretion, including but not limited to in connection with any “change in control” of the Company, as defined in any stock option agreement. Notwithstanding the foregoing, the Board may accelerate (i) the vesting or payment of any award (including an ISO), (ii) the lapse of restrictions on any award (including an award of Restricted Stock) and (iii) the date on which any Option first becomes exercisable as long as such acceleration will not subject the specific award or this Plan, in general, to the requirements of section 409A of the Code.

ARTICLE V

EXERCISE OF OPTIONS

5.1 Partial Exercise. An exercisable option may be exercised in whole or in part. However, an option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the option, a partial exercise be with respect to a minimum number of shares.

5.2 Manner of Exercise. All or a portion of an exercisable option shall be deemed exercised upon delivery of all of the following to the secretary of the Company or the secretary’s office:

(a) A written notice complying with the applicable rules established by the Committee stating that the option, or a portion thereof, is to be exercised. The notice shall be signed by the optionee or other person then entitled to exercise the option or such portion;

(b) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the option shall be exercised pursuant to Section 10.1 by any person or persons other than the optionee, appropriate proof of the right of such person or persons to exercise the option; and

(d) Full cash payment to the secretary of the Company for the shares with respect to which the option, or portion thereof, is exercised. However, at the discretion of the Committee, the terms of the option may (i) allow a delay in payment up to thirty (30) days from the date the option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of common stock owned by the optionee for at least six months prior to the date of delivery, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of common stock then issuable upon exercise of the option having a Fair Market Value on the date of option exercise equal to the aggregate exercise price of the option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee, or (vi) allow payment through any combination of the foregoing. In the case of a promissory note, the Committee may also prescribe the form of such note, the security to be given for such note and the rate of interest, if any, that the note shall bear. The option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law, and any such note or loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

5.3 Conditions to Issuance of Stock Certificate. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

(d) The lapse of such reasonable period of time following the exercise of the option as the Committee may establish from time to time for reasons of administrative convenience; and

(e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

5.4 Rights as Stockholders. The holders of options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of an option unless and until certificates representing such shares have been issued by the Company to such holders.

5.5 Ownership and Transfer Restrictions. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an option as it deems appropriate. Any such restriction shall be set forth in the respective stock option agreement and may be referred to on the certificates evidencing such shares. The Committee may require the optionee to give the Company prompt notice of any disposition of shares of common stock acquired by exercise of an incentive stock option within (i) two years from the date the option was granted or (ii) one year after the transfer of such shares to the optionee. The Committee may direct that the certificates evidencing shares acquired by exercise of an option refer to such requirement to be given prompt notice of disposition.

ARTICLE VI

AWARD OF RESTRICTED STOCK

6.1 Award of Restricted Stock.

(a) The Committee shall from time to time, in its absolute discretion, select which Participants shall be awarded restricted stock, and determine the purchase price, if any, and other terms and conditions applicable to such restricted stock, consistent with this Plan.

(b) The Committee shall establish the purchase price, if any, and form of payment for restricted stock, including any consideration required by applicable law. The Committee shall instruct the secretary of the Company to issue such restricted stock and may impose such conditions on the issuance of such restricted stock as it deems appropriate.

6.2 Restricted Stock Agreement. Restricted stock shall be issued only pursuant to a written restricted stock agreement, which shall be executed by the selected Key Employee or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

6.3 Rights as Stockholders. Upon delivery of the shares of restricted stock to the escrow holder pursuant to Section 6.5, the restricted stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in the restricted stockholder’s restricted stock agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the common stock shall be subject to the restrictions set forth in Section 6.4.

6.4 Restriction. All shares of restricted stock issued under this Plan (including any shares received by holders thereof with respect to shares of restricted stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual restricted stock agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that by a resolution adopted after the restricted stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the restricted stock agreement. Restricted stock may not be sold or encumbered until all restrictions are terminated or expire.

6.5 Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing restricted stock until all of the restrictions imposed under the restricted stock agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

6.6 Legend. In order to enforce the restrictions imposed upon shares of restricted stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of restricted stock that are still subject to restrictions under restricted stock agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

6.7 Deferred Compensation. To the extent that any award of shares of Restricted Stock may constitute a deferral of compensation, the award shall comply with the requirements of section 409A of the Code as set forth in the corresponding restricted stock agreement.

ARTICLE VII

PERFORMANCE AWARDS, DEFERRED STOCK, UNRESTRICTED STOCK

7.1 Performance Awards.

(a) Any Participant selected by the Committee may be granted one or more performance awards. The value of such performance awards may be linked to the market value, book value, net profits or other measure of the value of common stock or other specific Performance Criteria (as defined in Section 7.1(c) below) determined appropriate by the Committee, or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of common stock over a fixed period or periods determined by the Committee. Performance conditioned awards are subject to the following:

(b) Any performance award intended to qualify as performance-based for purposes of Section 162(m) of the Code. In the case of any performance award to which this Section 7.1(b) applies, the Plan and such Award will be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception. With respect to such performance awards, the Committee will establish, in writing, one or more specific Performance Criteria (as defined below) no later than ninety (90) days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)). The Performance Criteria so established shall serve as a condition to the grant, vesting or payment of the performance award, as determined by the Committee. Prior to grant, vesting or payment of the performance award, as the case may be, the Committee will certify whether the Performance Criteria have been attained and such determination will be final and conclusive. If the Performance Criteria with respect to the Award are not attained, no other Award will be provided in substitution of the performance award. No performance award to which this Section 7.1(b) applies may be granted after the first meeting of the stockholders of the Company held in 2009 until the performance measures described in Section 7.1(c) below (as the same may be amended) have been resubmitted to and re-approved by the stockholders of the Company in accordance with the requirements of Section 162(m) of the Code, unless such grant is made contingent upon such approval.

(c) For purposes of this Section 7.1, “Performance Criteria” are specified criteria, other than the mere performance of services or the mere passage of time the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) of the Code, a Performance Criterion means an objectively determinable measure of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof); sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating rations; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A Performance Criterion measure and any targets with respect thereto determined by the Committee need not be based upon an increase, a positive or improved result or avoidance of loss. Any Performance Criterion based on performance over a period of time shall be determined by reference to a period of not less than one year. To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m) of the Code, the Committee may provide in the case of any Award intended to qualify for such exception that one or more of the Performance Criteria applicable to such Award will be adjusted in an objectively determinable manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period that affect the applicable Performance Criterion or Criteria.

7.2 Unrestricted Stock. Subject to the terms and provisions of the Plan, the Committee may grant or sell shares of fully vested and unrestricted stock in such amounts and for such consideration, if any, as the Committee shall determine; provided, that the aggregate number of shares of unrestricted stock that may be granted or sold for a purchase price that is less than their fair market value, unless granted in lieu of cash compensation equal to such fair market value, shall not exceed 90,000 shares.

7.3 Deferred Stock. Any Participant selected by the Committee may be granted an award of deferred stock in the manner determined from time to time by the Committee. The number of shares of deferred stock shall be determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of common stock or other specific Performance Criteria determined appropriate by the Committee. Common stock underlying a deferred stock award will not be issued until the deferred stock award has vested, pursuant to a vesting schedule or Performance Criteria set by the Committee. Unless otherwise provided by the Committee, a grantee of deferred stock shall have no rights as a Company stockholder with respect to such deferred stock until such time as the award has vested and the common stock underlying the award has been issued.

7.4 Performance Award Agreement, Deferred Stock Agreement, Unrestricted Stock Agreement. Each performance award, award of deferred stock and/or unrestricted Stock shall be evidenced by a written agreement, which shall be executed by the grantee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

7.5 Term. The term of a performance award, award of deferred stock and/or unrestricted stock shall be set by the Committee in its discretion.

7.6 Payment on Exercise. Payment of the amount determined under Section 7.1, 7.2 or 7.3 above shall be in cash, in common stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII is effected in common stock, it shall be made subject to satisfaction of all provisions of Section 5.3.

7.7 Deferred Compensation. It is not intended that awards under this Article VII, in form and/or operation, will constitute “deferred compensation” under section 409A of the Code. If it is subsequently determined that such awards in form and/or operation, constitute “deferred compensation” under section 409A of the Code, the award shall be amended as provided by in Section 9.6 to comply with the requirements of section 409A of the Code as set forth in the corresponding award agreement.

7.8 Form of Agreement. Each award granted pursuant to this Article VII shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine, consistent with this Plan, including the term of the award and payment on exercise.

ARTICLE VIII

ADMINISTRATION

8.1 Committee. The Committee shall consist of two or more directors appointed by and holding office at the pleasure of the Board. To the extent applicable, the members of the Committee shall each be an “outside director” as defined under Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

8.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which options, awards of restricted stock, deferred stock, unrestricted stock or performance awards are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such grant or award under this Plan need not be the same with respect to each optionee, grantee or restricted stockholder. Any such interpretations and rules with respect to incentive stock options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

8.3 Majority Rule. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

8.4 Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company’s officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all optionees, grantees, restricted stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, options, awards of restricted stock or unrestricted stock, deferred stock or performance awards, and all members of the Committee shall be fully protected and indemnified by the Company in respect of any such action, determination or interpretation.

ARTICLE IX

MISCELLANEOUS PROVISIONS

9.1 Not Transferable. Except as may otherwise be authorized in writing by the Committee in accordance with applicable law, options, restricted stock awards, unrestricted or deferred stock awards or performance awards under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the optionee, grantee or restricted stockholder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided however, that this Section 9.1 shall not prevent (i) transfers by will or by the applicable laws of descent and distribution, or (ii) the designation of a beneficiary to exercise any option or other right or award (or any portion thereof) granted under the Plan after the optionee’s or grantee’s death.

9.2 Amendment Suspension or Termination of this Plan. This Plan shall terminate on the date of the annual meeting of the Board immediately following the tenth (10th) anniversary of the Board’s adoption of this Plan. This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Committee, no action of the Committee may, except as provided in Section 9.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of, alter or impair any rights or obligations under any Award theretofore granted, unless the award itself otherwise expressly so provides. No Award may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any incentive stock option be granted under this Plan after the first to occur of the following events:

(a) The expiration of ten (10) years from the date the Plan is adopted by the Board; or

(b) The expiration of ten (10) years from the date the Plan is approved by the Company’s stockholders under Section 9.5.

Specifically, and in addition to the foregoing, this Plan may be amended, to the extent necessary, to comply with regulatory and legislative requirements, including section 409A of the Code.

9.3 Adjustments. Upon the happening of any of the following described events, a Participant’s rights with respect to awards granted hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the award agreement.

(a) Stock Splits and Recapitalizations. In the event the Company issues any of its shares as a stock dividend upon or with respect to the shares, or in the event shares shall be subdivided or combined into a greater or smaller number of shares, or if, upon a merger or consolidation, reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, shares shall be exchanged for other securities of the Company, securities of another entity, cash or other property, each Participant upon exercising an Option (for the purchase price to be paid under the Option) shall be entitled to purchase such number of shares, other securities of the Company, securities of such other entity, cash or other property as the Participant would have received if the Participant had been the holder of the shares with respect to which the award is exercised at all times between the Grant Date of the award and the date of its exercise, and appropriate adjustments shall be made in the purchase price per share. In determining whether any award granted hereunder has vested, appropriate adjustments will be made for distributions and transactions described in this Section 9.12(a). The Board may adjust the number of shares subject to outstanding awards and the exercise price and the terms of outstanding awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property, or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued. Notwithstanding the foregoing, any adjustment under this Section 9.12(a) shall not be permitted to the extent that the individual award or this Plan, in general, would constitute deferred compensation subject to section 409A of the Code unless the award agreement sets forth the terms and conditions necessary to comply with the requirements of section 409A of the Code. Where an adjustment of the type described above is made to an Incentive Stock Option under this Section, the adjustment will be made in a manner which will not be considered a “modification” under the provisions of subsection 424(h)(3) of the Code.

(b) Restricted Stock. If any person owning Restricted Stock receives new or additional or different shares or securities (“New Securities”) in connection with a corporate transaction or stock dividend described in Section 9.12(a) as a result of owning such Restricted Stock, the New Securities shall be subject to all of the conditions and restrictions applicable to the Restricted Stock with respect to which such New Securities were issued. Notwithstanding the foregoing, any adjustment under this Section 9.12(b) shall not be permitted to the extent that the individual award or this Plan, in general, would constitute deferred compensation subject to section 409A of the Code unless the award agreement sets forth the terms and conditions necessary to comply with the requirements of section 409A of the Code.

(c) Fractional Shares. No fractional shares shall be issued under the Plan. Any fractional shares which, but for this Section, would have been issued shall be deemed to have been issued and immediately sold to the Company for their Fair Market Value, and the Participant shall receive from the Company cash in lieu of such fractional shares.

(d) Further Adjustment. Upon the happening of any of the events described in Sections 9.12(a) or 9.12(c), the class and aggregate number of shares set forth in Section 5.1 hereof that are subject to awards which previously have been or subsequently may be granted under the Plan, and the number of shares set forth in Section 5.3 hereof that may be granted to a Participant in any year shall be appropriately adjusted to reflect the events described in such Sections. The Board shall determine the specific adjustments to be made under this Section 9.12(d).

(e) Assumption of Options Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant awards under the Plan in substitution for stock and stock based awards issued by such entity or a Subsidiary thereof, as long as such substitute awards will not constitute a deferral of compensation under section 409A of the Code. Notwithstanding the foregoing, to the extent that the Board determines that any such substitute award shall constitute a deferral of compensation under section 409A of the Code, such award shall be accompanied with a written award agreement which shall set forth the terms and conditions required to comply with the requirements of section 409A of the Code. The substitute awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances. The awards so granted shall not reduce the number of shares that would otherwise be available for awards under the Plan. Notwithstanding the foregoing, in the event of such a reorganization, merger, consolidation, recapitalization, reclassification, stock splitup, stock dividend or combination, or other adjustment or event which results in shares of Common Stock being exchanged for or converted into cash, securities or other property, the Company will have the right, subject to applicable statutory and regulatory guidance, including but not limited to section 409A of the Code, to terminate this Plan as of the date of the exchange or conversion, in which case all options, rights and other awards under this Plan shall become the right to receive such cash, securities or other property, net of any applicable exercise price.

9.4 Approval of Plan by Stockholders. This Plan will be submitted for the approval of the Company’s stockholders within (12) twelve months after the date of the Board’s initial adoption of this Plan. Awards may be granted prior to such stockholder approval, provided that such Awards shall not be exercisable nor shall vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted under this Plan shall thereupon be canceled and become null and void.

9.5 Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each optionee, grantee or restricted stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any option, restricted stock, deferred stock, performance award or unrestricted stock. The Committee may in its discretion and in satisfaction of the foregoing requirement allow such optionee, grantee or restricted stockholder to elect to have the Company withhold shares of common stock (or allow the return of shares of common stock) having a Fair Market Value equal to the sums required to be withheld.

9.6 Loan. To the extent permitted by applicable law, the Committee may, in its discretion, extend one or more loans in connection with the exercise or receipt of an option or performance award, granted under this Plan, or the issuance of restricted stock, unrestricted stock or deferred stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.

9.7 Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, any option, performance award, stock appreciation right granted, or restricted stock, unrestricted stock or deferred stock awarded, to a Key Employee or director who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule, and this Plan shall be deemed amended to the extent necessary to conform to such limitations. Furthermore, notwithstanding any other provision of this Plan, any option or stock appreciation right intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

9.8 Other Transfer Restrictions. Notwithstanding any other provision of the Plan, in order to qualify for the exemption provided by Rule 16b-3 under the Exchange Act, and any successor provision, (i) any Restricted Stock offered under the Plan to a Participant subject to Section 16 of the Exchange Act (a “Section 16 Participant”) may not be sold for six (6) months after acquisition; (ii) any shares or other equity security acquired by a Section 16 Participant upon exercise of an Option may not be sold for six (6) months after the date of grant of the Option; and (iii) any Option or other similar right related to an equity security issued under the Plan shall not be transferable except in accordance with the rules under Section 16 of the Exchange Act, subject to any other applicable transfer restrictions under the Plan or the award agreement. The Board shall have no authority to take any action if the authority to take such action, or the taking of such action, would disqualify a transaction under the Plan from the exemption provided by Rule 16b-3 under the Act, or any successor provision.

9.9 Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for employees of the Company or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

9.10 Compliance with Laws. This Plan, the granting and vesting of options, restricted stock awards, unrestricted stock awards, deferred stock awards, performance awards or stock appreciation rights under this Plan and the issuance and delivery of shares of common stock and the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements and the requirements of section 409A of the Code) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, options, restricted stock awards, unrestricted stock awards, deferred stock awards, performance awards, or stock appreciation rights granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

9.11 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

9.12 Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
DOR BIOPHARMA, INC.
1691 Michigan Ave, Suite 435, Miami, FL 33136

ANNUAL MEETING OF STOCKHOLDERS - December 29, 2005

The undersigned hereby appoints Michael T. Sember, the Chief Executive Officer and President of DOR BioPharma, Inc, and Evan Myrianthopoulos, the Chief Financial Officer of DOR BioPharma, Inc., or either of them, each with the power of substitution, and hereby authorizes each of them to represent and to vote as designated on the reverse side of this proxy card, all of the shares of Common Stock of DOR BioPharma, Inc. that the undersigned is entitled to vote at the annual meeting of stockholders to be held at 10:30 a.m., Eastern Daylight Time, on December 29, 2005 at the Community Room, Lobby, 350 East Las Olas Blvd., Ft. Lauderdale, FL 33301, or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE OF THIS PROXY CARD FOR THE BOARD OF DIRECTORS AND FOR EACH OF THE OTHER PROPOSALS SET FORTH ON THE REVERSE SIDE.

The Board of Directors recommends you vote 'FOR' the nominees listed on the reverse side of this proxy card for the Board of Directors and 'FOR' each of the other proposals set forth on the reverse side.

CONTINUED AND TO BE SIGNED ON REVERSE

ANNUAL MEETING OF STOCKHOLDERS OF

DOR BIOPHARMA, INC.

December 29, 2005

Proxy Voting Instructions

MAIL—Date, sign and mail your proxy card in the envelope provided as soon as possible
-or-
TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
-or-
INTERNET—Access www.voteproxy.com and follow the on-screen instructions. Have your proxy card available when you access the web page.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 P.M. Eastern Time the day before the cut-off or meeting date.

Company Number:

Account Number:

/Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 THROUGH 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/

1. To elect six directors to serve until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified:

མFOR ALL NOMINEES
མ WITHHOLD AUTHORITY FOR ALL NOMINEES མ FOR ALL EXCEPT (See instructions below)

མAlexander P. Haig, J.D.
མSteve H. Kanzer, C.P.A., J.D.
མJames S. Kuo, M.D., M.B.A.
མT. Jerome Madison, C.P.A., M.B.A.
མEvan Myrianthopoulos
མ Michael T. Sember, M.B.A.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: /x/

2. To approve the amendment to the Company's Amended and Restated Certificate of Incorporation:

FOR མ	AGAINST མ	ABSTAIN མ

3. To approve the Company's 2005 Equity Incentive Plan:

FOR མ	AGAINST མ	ABSTAIN མ

4. To ratify the appointment of Sweeney, Gates & Co. as the independent auditors for fiscal year ending December 31, 2005:

FOR མ	AGAINST མ	ABSTAIN མ

5. To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

FOR མ	AGAINST མ	ABSTAIN མ

This proxy when properly signed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  མ

Signature of Stockholder:

Date:

Signature of Stockholder:

Date:

Note: Please sign exactly as name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.